UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Limbach Holdings, Inc.

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Limbach Holdings, Inc.
1251 Waterfront Place, Suite 201
Pittsburgh, Pennsylvania 15222
April 30, 2019
Dear Fellow Stockholders:
You are cordially invited to attend the 2019 Annual Meeting of Stockholders of Limbach Holdings, Inc. on Thursday, May 30, 2019, at 9:00 a.m. (local time) at the offices of Limbach Engineering & Design Services, 301 E. Pine Street, Orlando, Florida 32801.
Details about the business to be conducted at the Annual Meeting and other information can be found in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. As a stockholder, you will be asked to vote on four proposals.
Whether or not you plan to attend the Annual Meeting of Stockholders in person, your vote is important. After reading the attached Notice of Annual Meeting of Stockholders and Proxy Statement, please submit your proxy or voting instructions promptly.
On behalf of the management team and your Board of Directors, thank you for your continued support and interest in Limbach Holdings, Inc.
Sincerely,
/s/ Charles A. Bacon, III

Charles A. Bacon, III
President, Chief Executive Officer and Director

Limbach Holdings, Inc.
1251 Waterfront Place, Suite 201
Pittsburgh, Pennsylvania 15222
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 30, 2019
The 2019 Annual Meeting of Stockholders of Limbach Holdings, Inc. (the “Annual Meeting”) will be held on Thursday, May 30, 2019, at 9:00 a.m. (local time) at the offices of Limbach Engineering & Design Services, 301 E. Pine Street, Orlando, Florida 32801, for the following purposes:
1.
To elect Gordon G. Pratt and Laurel J. Krzeminski as Class C members of our Board of Directors, each to serve for a three-year term;

2.
To approve the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan;

3.
To approve the Limbach Holdings, Inc. 2019 Employee Stock Purchase Plan;

4.
To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

5.
To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
Only stockholders of record as of the close of business on April 30, 2019 are entitled to receive notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof. Stockholders who hold shares in street name may vote through their brokers, banks or other nominees.
Regardless of the number of shares you own and whether you plan to attend the Annual Meeting, please vote. All stockholders of record can vote (i) over the Internet by accessing the Internet website specified on the enclosed proxy card or voting instruction form and following the instructions provided to you, (ii) by calling the toll-free telephone number specified on the enclosed proxy card or voting instruction form and following the instructions when prompted, (iii) by written proxy by signing and dating the enclosed proxy card and returning it, or (iv) by attending the Annual Meeting in person.
We encourage you to receive all proxy materials in the future electronically to help us save printing costs and postage fees, as well as natural resources in producing and distributing these materials. If you wish to receive these materials electronically in the future, please follow the instructions on the proxy card or voting instruction form.
By Order of the Board of Directors,
/s/ Charles A. Bacon, III

Charles A. Bacon, III
President, Chief Executive Officer and Director
April 30, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2019
This Notice of Annual Meeting and Proxy Statement and our 2018 Annual Report are available on our website at www.limbachinc.com under “Investor Relations”

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Limbach Holdings, Inc.
1251 Waterfront Place, Suite 201
Pittsburgh, Pennsylvania 15222
PROXY STATEMENT
FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 30, 2019

This Proxy Statement is being furnished to our stockholders of record as of the close of business on April 30, 2019 in connection with the solicitation by our Board of Directors of proxies for the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Limbach Engineering & Design Services, 301 E. Pine Street, Orlando, Florida 32801, on Thursday, May 30, 2019, at 9:00 a.m. (local time), or at any and all adjournments or postponements thereof, for the purposes stated in the Notice of Annual Meeting of Stockholders. The approximate date of mailing of this Proxy Statement and the enclosed form of proxy is May 3, 2019.
Unless we state otherwise or the context otherwise requires, references in this proxy statement to “we,” “our,” “us,” the “Company” or “Successor” are to Limbach Holdings, Inc., a Delaware corporation, together with our consolidated subsidiaries, following the consummation of the business combination we consummated on July 20, 2016, whereby we acquired all of the outstanding equity of Limbach Holdings LLC (the “Business Combination”), and any such references relating to periods prior to the Business Combination, including to “Limbach Holdings LLC” or “Limbach,” refer to Limbach Holdings LLC, our accounting predecessor in the Business Combination. References to “1347 Capital” and “1347 Capital Corp.” are to our company prior to completion of the Business Combination when we were a blank check company with nominal operations. Upon the closing of the Business Combination, we changed our name to Limbach Holdings, Inc.

QUESTIONS AND ANSWERS ABOUT
THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because our Board of Directors (our “Board”) is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions on your proxy card or voting instruction form to vote over the telephone or through the Internet.
How do I attend the Annual Meeting?
The Annual Meeting will be held at the offices of Limbach Engineering & Design Services, 301 E. Pine Street, Orlando, Florida 32801, on Thursday, May 30, 2019, at 9:00 a.m. (local time). For directions, contact our offices at (412) 359-2100. Information on how to vote in person at the Annual Meeting is discussed below.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 30, 2019, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. As of April 30, 2019, there were 7,643,133 shares of common stock outstanding and entitled to vote. For ten days prior to the Annual Meeting, during normal business hours, a complete list of all stockholders on the record date will be available for examination by any stockholder at the Company’s offices at 1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222. The list of stockholders will also be available at the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If at the close of business on April 30, 2019 your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or through the Internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If at the close of business on April 30, 2019 your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, rather than in your own name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There are four matters scheduled for a vote:
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To elect Gordon G. Pratt and Laurel J. Krzeminski as Class C members of our Board, each to serve for a three-year term;

2.
To approve the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan;

3.
To approve the Limbach Holdings, Inc. 2019 Employee Stock Purchase Plan; and

4.
To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

What are the recommendations of our Board?
Unless you give other instructions on your proxy card, or by telephone or on the Internet, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board. The recommendation of our Board is set forth together with the description of each item in this Proxy Statement. In summary, our Board recommends a vote:
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FOR the election of the nominated slate of directors (see Proposal 1);

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FOR the approval of the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan (see Proposal 2);

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FOR the approval of the Limbach Holdings, Inc. 2019 Employee Stock Purchase Plan (see Proposal 3); and

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FOR the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 (see Proposal 4).

What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If you have submitted a proxy and any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.
How do I vote?
For Proposal 1, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any one or more nominees you specify. For Proposal 2, Proposal 3 and Proposal 4, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.
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To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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To vote by proxy over the telephone or by internet, follow the instructions on the proxy card or voting instruction form you received. If voting by telephone or internet, your vote must be received by 11:59 p.m. Eastern Daylight Time on May 29, 2019 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or through the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned at the close of business on April 30, 2019.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or in person at the Annual Meeting, your shares will not be voted, nor will your shares count toward the establishment of a quorum for the meeting.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the proposal is considered to be a “routine” matter.
See below under “What are broker non-votes?” for more information. At the Annual Meeting, only Proposal 4 is considered to be a routine matter. Accordingly, without your instructions, your broker or nominee may not vote your shares on Proposal 1, Proposal 2 and Proposal 3, but may vote your shares on Proposal 4.
What if I return a signed proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the two nominees to our Board, “For” the approval of the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan, “For” the approval of the Limbach Holdings, Inc. 2019 Employee Stock Purchase Plan and “For” the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card in the proxy materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may submit another properly completed proxy card with a later date.

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You may grant a subsequent proxy by telephone or through the Internet.

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You may send a timely written notice that you are revoking your proxy to our General Counsel at 1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222.

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You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy. Your most recent proxy card or telephone or Internet proxy is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank for changing your vote.
When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 4, 2020 to our General Counsel at 1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222. All proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials.
If you wish to submit a proposal to be acted on at next year’s annual meeting but not included in next year’s proxy materials, or if you wish to nominate a director, you must provide written notice as required by our bylaws no earlier than the opening of business on January 31, 2020 and no later than the close of business on March 1, 2020 to our General Counsel at 1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222. If next year’s annual meeting is called for a date that is before April 15, 2020 or after July 14, 2020, written notice of such proposal or nomination must be provided to our General Counsel at 1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222 no earlier than the opening of business on the 120th day before the date of next year’s annual meeting and no later than the later of  (a) the close of business on the 90th day before next year’s annual meeting or (b) the close of business on the 10th day following the day on which public announcement of the date of next year’s annual meeting is first made by the Company.
You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the election of directors (Proposal 1), votes “For,” “Withhold” and broker non-votes, for the approval of the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan (Proposal 2), votes “For,” “Against,” abstentions and, if applicable, broker non-votes, for the approval of the Limbach Holdings, Inc. 2019 Employee Stock Purchase Plan (Proposal 3), votes “For,” “Against,” abstentions and, if applicable, broker non-votes, and for the ratification of the appointment of our independent registered public accounting firm (Proposal 4), votes “For,” “Against,” abstentions and, if applicable, broker non-votes. Broker non-votes, if applicable, will have no effect on the outcome of Proposal 1. Abstentions and broker non-votes, if applicable, will not be counted towards the vote total for Proposal 2, Proposal 3, and Proposal 4, and thus will have no effect on the outcome of such proposals.
What are “broker non-votes”?
Under the rules of The Nasdaq Capital Market (“Nasdaq”), which is the exchange on which we list our common stock, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Proposal 1, Proposal 2 and Proposal 3 will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote.” Because banks, brokers and nominees are permitted to vote uninstructed shares on Proposal 4, broker non-votes will be counted for the purpose of determining the existence of a quorum at the Annual Meeting, but will not count for purposes of determining the number of votes cast on Proposal 1, Proposal 2 and Proposal 3. You should instruct your broker to vote your shares in accordance with directions you provide.

How many votes are needed to approve each proposal?
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For Proposal 1, the election of directors, the two nominees for director receiving a plurality of the votes cast (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” will affect the outcome.

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To be approved, Proposal 2, the approval of the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan, must receive “For” votes from the holders of a majority of the votes cast. Only votes “For” will affect the outcome.

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To be approved, Proposal 3, the approval of the Limbach Holdings, Inc. 2019 Employee Stock Purchase Plan, must receive “For” votes from the holders of a majority of the votes cast. Only votes “For” will affect the outcome.

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To be approved, Proposal 4, the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, must receive “For” votes from the holders of a majority of the votes cast. Abstentions will have no effect on the outcome of this proposal.

What is the quorum requirement?
Holders of a majority of voting power of the Company’s issued and outstanding capital stock entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the Annual Meeting will have the power to adjourn the Annual Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results may be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K (a “Form 8-K”) that we expect to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What proxy materials are available on the Internet?
The Notice of Annual Meeting and Proxy Statement and 2018 Annual Report are available on our website at www.limbachinc.com under “Investor Relations”.

PROPOSAL 1

ELECTION OF DIRECTORS
Our Board currently consists of seven directors and is divided into three classes. The term of each directorship is three years, so that one class of directors is elected each year. All directors are elected for three-year terms and until their successors are elected and qualified, or, if sooner, until the director’s death, resignation or removal.
At the Annual Meeting, our stockholders will vote to elect two current Class C directors, Gordon G. Pratt and Laurel J. Krzeminski. The Class C directors will have a term expiring at the 2022 Annual Meeting of Stockholders. Information concerning each nominee for director is set forth below under “Directors and Executive Officers.”
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The two nominees for director receiving a plurality of the votes cast (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. Broker non-votes, if applicable, will have no effect on the outcome of this proposal. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF GORDON G. PRATT AND LAUREL J. KRZEMINSKI AS CLASS C MEMBERS OF OUR BOARD.

DIRECTORS AND EXECUTIVE OFFICERS
Directors

CLASS C DIRECTOR NOMINEES
Terms Expiring at the Annual Meeting
Gordon G. Pratt, 57
Gordon G. Pratt has served as the chairman of the Board since July 2016 and served as a director and held the roles of president, chief executive officer and vice chairman of the board of directors of 1347 Capital from 2014 until the completion of the Business Combination in July 2016. From March 2014 to June 2016, Mr. Pratt served as Chairman of the Board of 1347 Capital LLC, a private investment advisory firm. Since March 2004, Mr. Pratt has been Managing Member of Fund Management Group LLC, a private holding company organized in Connecticut and headquartered in Florida. From June 2004 to April 2006, he served as the Senior Vice President, Finance of the Willis Group in New York and London. Prior to the Willis Group, he was an equity holder and Managing Director of Hales Capital Advisors LLC (1999 to 2004) and the co-founder and Managing Partner of Distribution Partners Investment Capital L.P., a private equity fund focused on the insurance industry (1999 to 2010). Mr. Pratt was appointed to the board of directors of Atlas Financial Holdings, Inc. (Nasdaq: AFH), or Atlas, in December 2010, and, since January 2011, has served as chairman of the board of directors of Atlas (and on the audit and compensation committees). Mr. Pratt previously served as Chairman of the board of directors of 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH), or 1347 PIH, until his retirement (from November 2013 to March 2017). Mr. Pratt was a member of 1347 PIH’s audit committee (from December 2013 to August 2015) and was a member of 1347 PIH’s compensation committee (from June 2014 to March 2017). He previously served as Vice Chairman of the board of United Insurance Holdings Corp. (Nasdaq: UIHC) (from September 2008 to March 2012) and as Vice Chairman of the board of privately-held Avalon Risk Management Insurance Agency LLC (from October 2009 to October 2012). Mr. Pratt also served as a member of the board of directors of United Property & Casualty Insurance Company (from September 2008 to March 2012) and as Chairman of the boards of directors for FMG Acquisition Corp. (OTC: FMGQ) (from May 2007 to September 2008) and of privately-held Risk Enterprise Management Limited (from November 2007 to May 2012). Before joining Hales, Mr. Pratt was a Senior Vice President and a member of the management committee of Conning & Company (1992 to 1999), where he helped to raise and invest capital for three Conning Private Equity funds. He began his career at The Chase Manhattan Bank, N.A. in New York. Mr. Pratt obtained a bachelor’s degree from Cornell University and a Master of Management degree from Northwestern University.
We believe that Mr. Pratt’s qualifications to serve on our Board include his more than 25 years’ experience in insurance company financial statement analysis and assessment; and his experience serving as chairman or vice chairman on the boards of directors of other publicly-traded and privately held insurance enterprises.
Laurel J. Krzeminski, 64
Laurel J. Krzeminski has served as a director of the Company since June 2018. Ms. Krzeminski served as the chief financial officer of Granite Construction Incorporated (NYSE: GVA) (“Granite”) from November 2010 until her retirement in July 2018. Ms. Krzeminski has also served as Granite’s executive vice president since December 2015, senior vice president from January 2013 to December 2015, vice president from July 2008 to December 2012, interim chief financial officer from June 2010 to October 2010 and corporate comptroller from July 2008 to May 2010. From 1993 to 2007, Ms. Krzeminski also held various corporate and operational finance positions with The Gillette Company (acquired by The Procter & Gamble Company in 2005), including finance director for the Duracell and Braun North American business units, and director of Gillette’s Sarbanes-Oxley Section 404 Compliance program and as Gillette’s director of corporate financial reporting. Ms. Krzeminski’s experience also includes several years in public accounting with an international accounting firm. Ms. Krzeminski is currently a member of the board of directors of Terracon, a private company, and Arrow Electronics, Inc. (NYSE: ARW). She received a B.S. in Business Administration-Accounting from San Diego State University.

We believe that Ms. Krzeminski’s qualifications to serve on our Board include her extensive experience as an executive with a large U.S. construction firm, her accounting and finance expertise and her knowledge and understanding of the construction industry.
CLASS A DIRECTORS REMAINING IN OFFICE
Terms Expiring at the 2020 Annual Meeting of Stockholders
Charles A. Bacon, III, 58
Charles A Bacon, III has served as the Chief Executive Officer, President and a Director of the Company since July 2016. He joined Limbach Holdings LLC in early 2004 as President and Chairman of the Board of Managers and Chief Executive Officer, and was also an owner of the company. In that role, he was responsible for the overall performance and strategic direction of the business. Prior to joining Limbach, Mr. Bacon was the President and CEO of the North and South American operations of Bovis Lend Lease. Starting as a superintendent in 1982, he worked his way through various management and leadership positions within the organization and was named President in 1996 and CEO in 1999. Mr. Bacon is also a founding member of the IIF CEO Forum, a group of construction executives that are dedicated to a goal of eliminating injuries within Limbach’s industry. He also supports the ACE Mentorship Program and serves on the Executive Committee of the ACE National Board as Vice Chairman, an opportunity to influence high school children to consider careers in the construction industry. He is also Vice Chairman of the Executive Committee of the Construction Industry Round Table (CIRT). In addition to these associations, Mr. Bacon also serves on the Board of Industrial and Infrastructure Constructors USA, a general construction company headquartered in Pittsburgh, Pennsylvania and has been a member of the Young Presidents Organization since 1997. Mr. Bacon received his bachelor’s degree from Utica College of Syracuse University and has attended Advance Management Programs at Templeton School of Business, Oxford University and the Wharton School of Business at the University of Pennsylvania.
We believe that Mr. Bacon’s qualifications to serve on our Board include: his unique perspective and understanding for Limbach’s business, culture and history, having led Limbach through many economic cycles and operational initiatives; his critical insights into Limbach’s operations, strategy and competition; his strong entrepreneurial skills, as wells as marketing, strategic, and operational expertise; and his in-depth knowledge of and key relationships in the construction industry.
Larry G. Swets, Jr., 44
Larry G. Swets, Jr. has served as a director of the Company since July 2016 and served as a member of 1347 Capital's board of directors and as its chairman from 2014 until the closing of the Business Combination in July 2016. Mr. Swets founded Itasca Financial LLC, an advisory and investment firm (“Itasca Financial”) in 2006 and has served as its Managing Member since September 2018 and as President of Itasca Golf Managers, Inc. In addition, Mr. Swets previously served as the Chief Executive Officer of Kingsway Financial Services Inc. (NYSE: KFS) from July 2010 to September 2018, as its President from July 2010 to March 2017, and as its Executive Vice President of Corporate Development from January 2010 to July 2010. Prior to founding Itasca Financial, Mr. Swets served as an insurance company executive and advisor, including the role of Director of Investments and Fixed Income Portfolio Manager for Kemper Insurance. At Kemper Insurance, he also evaluated business units, executed corporate transactions and divestitures, and developed financial projections and analysis for the company during its runoff stage. Mr. Swets began his career in insurance as an intern in the Kemper Scholar program in 1994. Mr. Swets has been a member of the board of directors of 1347 Property Insurance Holdings, Inc. since November 2013, and Insurance Income Strategies Ltd. since October 2017, as well as, a director and Chief Executive Officer of Itasca Capital Ltd. since June 2016. Mr. Swets previously served as a member of the board of directors of Kingsway Financial Services Inc. from September 2013 to December 2018, Atlas Financial Holdings, Inc. from December 2010 to January 2018, United Insurance Holdings Corp. from 2008 to March 2012, and Risk Enterprise Management Ltd. from November 2007 to May 2012. Mr. Swets earned a Master's degree in Finance from DePaul University in 1999, and a bachelor's degree from Valparaiso University in 1997. He is a member of the Young Presidents’ Organization. He also holds the Chartered Financial Analyst designation.

We believe that Mr. Swets’ qualifications to serve on our Board include his more than ten years of executive management and leadership experience with a publicly traded company, as well as his extensive knowledge of our business and corporate history.
D. Kyle Cerminara, 41
D. Kyle Cerminara has served as a director of the Company since March 2019. Mr. Cerminara has also been Chief Executive Officer, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds, since April 2012. Mr. Cerminara has been the Chairman of 1347 Property Insurance Holdings, Inc. since May 2018. He has been Chairman of Itasca Capital Ltd. since June 2018. He has been the Chairman of BK Technologies Inc. since March 2017. Mr. Cerminara has been Director of 1347 Property Insurance Holdings, Inc. since December 2016. Mr. Cerminara also serves as a Co-Chief Investment Officer of CWA Asset Management Group, LLC d/b/a Capital Wealth Advisors (“CWA”), a wealth advisor and multi-family office affiliated with Fundamental Global Investors, LLC. In addition, he has served Ballantyne Strong, Inc., a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets, as a Director since February 2015, as its Chairman since May 2015 and as its Chief Executive Officer since November 2015. He also serves on the Board of Directors of Blueharbor Bank. Mr. Cerminara also serves as President and Trustee of StrongVest ETF Trust and Chief Executive Officer of StrongVest Global Advisors, LLC. StrongVest Global Advisors, LLC, a wholly-owned subsidiary of Ballantyne Strong, is an investment advisor, and CWA is a sub-advisor, to CWA Income ETF, an exchange-traded fund and series of StrongVest ETF Trust. Mr. Cerminara is a Member of the Board of Directors of a number of publicly-held companies focused in the technology, insurance and communication sectors, including Ballantyne Strong, Inc. since February 2015, RELM Wireless Corporation, since 2015 and serves as its Chairman since March 2017, and as Director Itasca Capital, Ltd. (formerly Kobex Capital Corp.), since June 2016. He served as Director of Iteris, Inc., from August 2016 to November 2017. He also served on the Board of Directors of Magnetek, Inc., in 2015. Prior to co-founding FGI and Partnering with Capital Wealth Advisors, Mr. Cerminara was a Portfolio Manager at Sigma Capital Management from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price from 2001 to 2007 and an Analyst at Legg Mason from 2000 to 2001. Mr. Cerminara received an M.B.A. from the Darden School of Business at the University of Virginia and a B.S. degree in Finance and Accounting from the Smith School of Business at the University of Maryland. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst designation.
We believe that Mr. Cerminara’s qualifications to serve on our Board include valuable insights obtained through his management and operational experience as well as his extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies.
CLASS B DIRECTORS REMAINING IN OFFICE
Terms Expiring at the 2021 Annual Meeting of Stockholders
Norbert W. Young, 71
Norbert W. Young has served as the Executive Vice President of Lehrer, LLC since 2015. Prior to accepting this position, Mr. Young served as a consultant to Lehrer, where he focused on providing advisory services to clients for the implementation of capital projects. In this capacity, Mr. Young uses his 40 years of construction industry experience to provide clients with strategic planning, business transformation and project controls guidance in the construction industry. From 2009 to 2013, Mr. Young provided consulting services as managing director of Duck Cove Associates LLC, where he advised clients on supply chain, engineering software and engineering services issues. Previous to such positions, Mr. Young was President of McGraw Hill Construction from 1999 until 2009. Prior to joining McGraw Hill Construction, he spent eight years with the Bovis Construction Group, a global leader in the management of high profile construction projects.

We believe that Mr. Young’s qualifications to serve on our Board include his extensive experience and expertise in the construction industry and his critical industry insights.
Michael F. McNally, 64
Michael F. McNally has served as a director of the Company since September 2017. Mr. McNally has also served as a director of Granite Construction Incorporated (NYSE: GVA) since 2016. Mr. McNally retired in December 2014 as President and Chief Executive Officer of Skanska USA Inc., a subsidiary of one of the world’s largest construction companies, a position he had held since 2008. During that time, he also served as one of nine members of Skanska AB’s senior executive team. Prior to his tenure at Skanska, Mr. McNally held various management positions over a 38-year career with Fluor, Marshall Contractors, Mobil Oil and J. Ray McDermott. Mr. McNally is also currently a member of the boards of directors of Terracon, the U.S. Green Building Council and the Rhode Island Commerce Corporation. Mr. McNally holds a B.S. degree in Civil Engineering from the University of Notre Dame and an M.B.A. from the University of Rhode Island.
We believe that Mr. McNally’s qualifications to serve on our Board include his extensive experience as an executive with a major multi-national construction firm and his knowledge and understanding of the construction industry.
Executive Officers
Our current executive officers are as follows:
Name	Age	Title
Charles A. Bacon, III	58	President, Chief Executive Officer and Director
John T. Jordan, Jr.	55	Chief Financial Officer
Kristopher Thorne	54	Co-Chief Operations Officer
Michael McCann	37	Co-Chief Operations Officer
Mr. Bacon’s biographical information is set forth above on page 9. The following is biographical information for our other executive officers.
John T. Jordan, Jr.
John T. Jordan, Jr. has been the Company’s Chief Financial Officer since July 2016. In the past 32 years, he has worked with general and specialty contractors within the construction industry, most recently serving as Chief Financial Officer of Limbach, a position he has held since April 2015. In 2011, Mr. Jordan started MSJ Consulting, LLC (“MSJ”) to serve the construction industry as an outsourced CFO serving general and specialty contractors, suppliers, banks, and sureties. Mr. Jordan worked for MSJ until April 2015. Mr. Jordan has an Accounting Degree from the University of Delaware and a Master’s in Management Degree from Penn State University. He has successfully completed the CPA exam and the CCIFP exam. He is an active member of the Construction Financial Management Association (CFMA) and has served on local and national CFMA committees. Mr. Jordan has been published in Building Profits, a CFMA publication, and has spoken at CFMA local and national events. He is a former President of the Board of Providence Academy, a private Christian school in Leesburg, VA, and previously served on YMCA, Operation Homefront, and other Church Boards.
Kristopher Thorne
Kristopher Thorne has been the Company’s Co-Chief Operations Officer since July 2016. He joined Limbach in 1988, and most recently served as Chief Operations Officer of Limbach’s union subsidiary businesses. His duties include all aspects of Limbach’s construction operations, with primary responsibilities including oversight of risk management, sharing of best practices, and development of operational talent. Mr. Thorne is an accomplished senior executive with proven success, extensive experience and expertise in all aspects of the mechanical contracting/service industry. Prior to assuming the responsibilities of Limbach’s Chief Operations Officer, he led the Michigan business unit as the SVP/Branch Manager since 2007. Mr. Thorne holds a Bachelor of Arts in Business Administration from University of Toledo and a Bachelor of Science in Energy Management from Ferris State University.
Michael McCann
Michael McCann has been the Company’s Co-Chief Operations Officer since December 2018. He joined the Company in 2010 as Vice President and Branch Manager of Harper’s Tampa Branch. After growing the Tampa business for almost three years, Mr. McCann became President of Harper. His duties include all aspects of the Company’s construction operations, with primary responsibilities including oversight of risk management, sharing of best practices, and development of operational talent. Mr. McCann has a Bachelor of Science in Mechanical Engineering from Worcester Polytechnic Institute and a Masters in Business Administration from Drexel University. Mr. McCann has over ten years of industry experience and is a Certified Mechanical Contractor in the State of Florida.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Independence
Pursuant to Nasdaq listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Consistent with this requirement, based on the review and recommendation of our Nominating and Corporate Governance Committee, our Board reviewed all relevant identified transactions or relationships between each of our directors, or any of their family members, and us, our senior management and our independent registered public accounting firm, and has affirmatively determined that each of Messrs. Swets, McNally, Pratt, Young and Cerminara and Ms. Krzeminski meets the standards of independence under the applicable Nasdaq listing standards. In making this determination, our Board found all of our directors (other than Mr. Bacon, our President and Chief Executive) to be free of any relationship that would impair his or her individual exercise of independent judgment with regard to us. Our Board has also determined that each member of its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is independent under Nasdaq Rule 5605(a)(2).
Board Leadership Structure
Our Board believes it is important to maintain flexibility as to the Board’s leadership structure, but supports maintaining a non-management director in a leadership role at all times, whether as non-executive Chairman or Lead Director. Under our current structure, Mr. Pratt serves as non-executive Chairman and as such we do not have a Lead Director because we believe that it is unnecessary. As Chairman of our Board, Mr. Pratt has the authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board.
We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs and is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of us and our stockholders.
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, while our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board. The Chairman has the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.
Meetings of the Board of Directors
Our business, property and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our President and Chief Executive Officer and other officers and employees, by reviewing materials provided to them during visits to our offices and by participating in meetings of the Board and its committees.
The Board held a total of 7 meetings in 2018. The standing committees of the Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The charter for each of our standing Board committees is posted on our website at www.limbachinc.com under “Investor Relations — Corporate Governance — Governance Documents”. All directors attended 75% or more of the combined total number of meetings of the Board and the Board committees on which they served during 2018. In addition, all directors, except for one, attended our 2018 annual meeting. The Board also has regularly scheduled executive sessions at which only independent directors are present.
The following table provides membership and meeting information for 2018 for each of our Board committees:
Name	Audit	Compensation	Nominating and Corporate Governance
Charles A. Bacon, III
Gordon G. Pratt, Board Chairman		X
Michael F. McNally	X	X	X*
Norbert W. Young		X*
Larry G. Swets	X		X
Laurel J. Krzeminski(1)	X*
David S. Gellman(2)	X		X
Kyle Cerminara(3)		X
Total meetings in 2018	6	7	1

*
Committee Chairman

(1)
Laurel J. Krzeminski was appointed to the Board effective June 1, 2018.

(2)
David S. Gellman resigned from the Board effective December 14, 2018.

(3)
Kyle Cerminara was appointed to the Board effective March 14, 2019.

Below is a description of each committee of our Board.
Audit Committee
Each member of the Audit Committee is financially literate and our Board has determined that Laurel J. Krzeminski qualifies as an “audit committee financial expert” as defined in applicable SEC rules because she meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience. The responsibilities of our Audit Committee include:
•
reviewing and discussing with management and the independent auditor the annual audited financial statements;

•
reviewing analyses prepared by management or the independent auditor concerning significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•
discussing with management major risk assessment and risk management policies;

•
monitoring the independence of the independent auditor;

•
assuring the regular rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•
reviewing and approving all related party transactions;

•
pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•
appointing or replacing (subject to stockholder approval, if deemed advisable by the Board) the independent auditor; and

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters.

Compensation Committee
The Compensation Committee is responsible for overseeing matters relating to compensation of our Chief Executive Officer and other executive officers and employees, including the administration of incentive-based and equity-based compensation plans. The functions of our Compensation Committee include:
•
reviewing and advising the Board regarding our compensation philosophies and policies;

•
reviewing and making recommendations to the Board regarding all compensation of our Chief Executive Officer and all other executive officers;

•
approving grants of options and other equity awards to our Chief Executive Officer and all other executive officers, directors and all other eligible individuals;

•
making recommendations to the Board regarding director compensation; and

•
monitoring and assessing risks associated with our compensation policies.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board and to assist the Board in developing and ensuring compliance with the Company’s foundational and corporate governance documents. The functions of our Nominating and Corporate Governance Committee include:
•
identifying and recommending to the Board individuals qualified to serve as directors of the Company;

•
advising the Board with respect to the Board composition, procedures and committees, including establishing criteria for annual performance evaluations of the Board committees by the Board;

•
advising the Board with respect to proposed changes to the Company’s certificate of incorporation, bylaws and corporate governance policies;

•
reviewing annually the Company’s Code of Ethics;

•
advising the Board with respect to communications with the Company’s stockholders; and

•
evaluating any requests for waivers from the Company’s Code of Ethics and considering questions of conflicts of interest of Board members and the Company’s senior executives.

Director Nominations
The Board has delegated to the Nominating and Corporate Governance Committee the responsibility of identifying, screening and recommending candidates to the Board. Potential candidates are interviewed by the Chairman and Chief Executive Officer and the Chair of the Nominating and Corporate Governance Committee prior to their nomination, and may be interviewed by other directors and members of senior management. The Nominating and Corporate Governance Committee then meets to consider and approve the final candidates, and either makes its recommendation to the Board to fill a vacancy, add an additional member, or recommends a slate of candidates to the Board for nomination for election to the Board. The selection process for candidates is intended to be flexible, and the Nominating and Corporate Governance Committee, in the exercise of its discretion, may deviate from the selection process when particular circumstances warrant a different approach.
The Nominating and Corporate Governance Committee will consider candidates proposed by stockholders to be potential director nominees. Stockholders wishing to nominate a candidate for consideration by the Nominating and Corporate Governance Committee as a director nominee should provide the name of any recommended candidate, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating stockholder’s ownership of Company stock to the attention of the General Counsel of the Company at 1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222, and otherwise follow the Company’s nominating process summarized above under “Questions and Answers about these Proxy Materials and Voting — When are stockholder proposals and director nominations due for next year’s annual meeting?” and more fully described in the Company’s bylaws. The Nominating and Corporate Governance Committee’s policy is to evaluate director nominees proposed by stockholders in the same manner that all other director nominees are evaluated. The general criteria the Nominating and Corporate Governance Committee consider important in evaluating director candidates are: (i) senior-level management and decision-making experience; (ii) a reputation for integrity and abiding by exemplary standards of business and professional conduct; (iii) ability to devote time and attention necessary to fulfill the duties and responsibilities of a director; (iv) a record of accomplishment in their respective fields, with leadership experience in a corporation or other complex organization, including government, educational and military institutions; (v) independence and the ability to represent all of the Company’s stockholders; (vi) legal and Nasdaq listing requirements; (vii) sound business judgment; (viii) candor; (ix) judgment, skills, geography and other measures to ensure that the Board as a whole reflects a range of viewpoints, backgrounds, skills, experience and expertise; and (x) the needs of the Board. Although the Nominating and Corporate Governance Committee does not have a formal policy regarding diversity in making its recommendations, in considering the foregoing criteria, the Nominating and Corporate Governance Committee seeks to have a Board that reflects diversity in background, education, business experience, gender, race, ethnicity, culture, skills, business relationships and associations and other factors that will contribute to the Board’s governance of the Company, and reviews its effectiveness in achieving such diversity when assessing the composition of the Board.
The Company may, in the future, pay a third-party a fee to assist it in the process of identifying and/or evaluating director candidates.
Stockholder Communications with the Board
Stockholders who wish to communicate with the Board or an individual director may send a written communication to the Board or such director addressed to our General Counsel at 1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222. Each communication must set forth:
•
the name and address of the stockholder on whose behalf the communication is sent; and

•
the number of our shares that are owned beneficially by such stockholder as of the date of the communication.

Each communication will be reviewed by our General Counsel to determine whether it is appropriate for presentation to the Board or such director. Examples of inappropriate communications include advertisements, solicitations or hostile communications. Communications determined by our General Counsel to be appropriate for presentation to the Board or such director will be submitted to the Board Chairman, the Board or such director on a periodic basis.
Code of Ethics
We have adopted a code of ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of ethics is available on our website at www.limbachinc.com under “Investor Relations — Corporate Governance — Governance Documents.”
Director Compensation
We have adopted a compensation program for non-employee directors. The non-employee director compensation program is intended to fairly compensate each of our non-employee directors with cash and equity compensation for the time and effort necessary to serve as a member of our Board.
Cash compensation.   During fiscal year 2018, our non-employee directors were entitled to receive annual cash compensation in the amount of  $60,000 per calendar year for their services on the Board. Our Board Chairman was entitled to receive an additional $20,000 per calendar year for his or her service as Chairman and the Chair of our Audit Committee was entitled to receive an additional $10,000 per calendar year for his or her service as Chairman of that committee. Effective as of January 1, 2019, the Compensation Committee approved changes to the annual compensation provided to our non-employee directors. As a result, the chair of the Audit Committee now receives an additional $40,000 per calendar year, the chair of the Compensation Committee now receives $20,000 per calendar year and the chair of the Nominating and Corporate Governance committee now receives $20,000 per calendar year for his or her service as Chairman of such committee.
Equity compensation. Our non-employee directors are eligible to receive equity-based awards as compensation for their services as directors.
The table below provides summary information concerning compensation paid or accrued by us to or on behalf of our non-executive directors for services rendered for the fiscal year ended December 31, 2018.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	All Other Compensation	Total ($)
Gordon G. Pratt	83,091	43,232	—	126,323
David S. Gellman	55,397	43,232	29,918(4)	128,547
Laurel J. Krzeminski	37,921	36,640	—	74,561
Norbert W. Young	66,181	43,232	—	109,413
Larry G. Swets, Jr.	76,351	43,232	—	119,583
Michael F. McNally	60,000	56,505(3)	—	116,505

(1)
Laurel J. Krzeminski was appointed to the Board, effective June 1, 2018.

(2)
The awards of restricted stock units (“RSUs”) were granted on April 13, 2018. The awards are subject to service-based vesting conditions and vest in equal annual installments on each of January 1, 2019, January 1, 2020 and January 1, 2021, subject to continued service through the applicable vesting date. As of December 31, 2018, our non-executive directors held unvested RSUs as follows: Mr. Pratt: 5,334; Mr. Gellman: 0; Ms. Krzeminski: 3,200; Mr. Young: 5,334; Mr. Swets: 5,334 and Mr. McNally: 3,912.

(3)
Mr. McNally received an award of 1,067 RSUs on April 27, 2018. The award is subject to service-based vesting conditions and vests in equal annual installments on each of April 27, 2018, January 1, 2019 and January 1, 2020, subject to continued service through the applicable vesting dates.

(4)
In connection with his resignation from the Board in December 2018, Mr. Gellman became entitled to receive the cash fees he would have otherwise earned for the remaining term of his service.

EXECUTIVE COMPENSATION
Summary Compensation Table for 2018
The following table shows the compensation earned or received during 2018 and 2017 by each of our named executive officers for the years indicated (as determined pursuant to the SEC’s disclosure requirements for executive compensation in Item 402 of Regulation S-K).
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Charles A. Bacon, III Chief Executive Officer and President	2018	618,000	—	236,425	—	—	—	854,425
	2017	600,000	—	1,223,375	—	363,146	—	2,186,521
John T. Jordan, Jr. Chief Financial Officer	2018	328,000	—	27,020	—	—	12,000	367,020
	2017	320,000	—	327,375	—	54,684	12,000	714,059
Kristopher L. Thorne Chief Operations Officer	2018	337,840	—	81,060	—	—	12,000	430,900
	2017	328,000	—	327,375	—	81,503	12,000	748,878

(1)
Amounts set forth in this column represent the aggregate grant date fair value of fair value of equity awards granted to each named executive officer during 2018, in accordance with Accounting Standards Codification Topic No. 718. The assumptions used in calculating the aggregate grant date fair value of the equity awards reported in this column are set forth in Note 19 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018. The maximum value of the equity awards with performance-based conditions (measured at grant date) per named executive officer is as follows: (i) Mr. Bacon $354,638, (ii) Mr. Jordan $40,530 and (iii) Mr. Thorne $121,590. For detail regarding the vesting conditions of these equity awards, see the Outstanding Equity Awards at 2018 Year-End table below.

(2)
None of our named executive officers received cash incentive bonuses for 2018.

(3)
Amounts reflect auto allowances paid to Messrs. Jordan and Thorne.

Narrative Disclosure to Summary Compensation Table
Compensation Determinations
This section explains the base salary and other benefits and perquisites provided to the named executive officers in 2018. Our Compensation Committee is charged with recommending executive compensation packages to our Board.
Base Salary
The Compensation Committee is responsible for determining the base salaries for each of the named executive officers, consistent with the employment agreements referenced below. Annual base salaries are paid in cash and the amounts are reviewed annually by the Compensation Committee whereupon recommendations of increases were made after such evaluations.
Cash Incentive Arrangements
In 2018, our named executive officers were provided cash bonuses consistent with their employment agreements, as described in the Agreements with Our Named Executive Officers section below.
RSU Grants Under the Limbach Holdings, Inc. Omnibus Incentive Plan
The Company maintains the Limbach Holdings, Inc. Omnibus Incentive Plan (the “2016 Plan”), pursuant to which the Company may grant equity awards. The principal purposes of the 2016 Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the

Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants. As noted in the Outstanding Equity Awards at 2018 Year-End table below, in 2018, the Company made grants of service-based and performance-based RSUs to its named executive officers.
Agreements with Our Named Executive Officers
We have entered into a written employment agreement with Mr. Bacon setting forth the terms and conditions of his employment. In addition, each of Messrs. Jordan and Thorne have executed offer letters, which set forth the terms of their employment. For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers, please see “Potential Payments Upon Termination or Change in Control” below.
Employment Agreement with Charles A. Bacon, III
Concurrently with the signing of the agreement and plan of merger, by and among 1347 Capital Corp. (now Limbach Holdings Inc.), Limbach Holdings LLC and FdG HVAC, LLC, as stockholders’ representative on March 23, 2016, we entered into an employment agreement with Mr. Bacon. The employment agreement provides for an annual base salary of  $600,000, subject to annual increases as determined by the Board. Mr. Bacon will be entitled, upon achieving certain performance goals to be determined by the Board, to an annual bonus in an amount determined by the Board not to exceed 100% of Mr. Bacon’s base salary. Mr. Bacon is additionally entitled to certain severance benefits pursuant to this employment agreement, the terms of which are described under “Potential Payments Upon Termination or Change in Control.”
Offer Letter for John T. Jordan, Jr.
Pursuant to the terms of an offer letter dated March 18, 2015, Mr. Jordan entered into employment as Executive Vice President and Chief Financial Officer of our subsidiary, Limbach Facility Services LLC. Under the terms of the agreement, Mr. Jordan agreed to an annual base salary of  $300,000, which may be increased annually, subject to the Board’s approval. Mr. Jordan is entitled, upon achieving certain objectives set forth in a mutually agreed upon annual performance agreement, to an annual bonus in an amount to be determined by the Board not to exceed 40% of his base salary. Mr. Jordan is additionally entitled to certain severance benefits pursuant to his offer letter, the terms of which are described under “Potential Payments Upon Termination or Change in Control.”
Offer Letter for Kristopher L. Thorne
Pursuant to the terms of an offer letter dated April 24, 2015, Mr. Thorne entered into employment as Executive Vice President and Chief Operations Officer of our subsidiary, Limbach Facility Services LLC. Under the terms of the agreement, Mr. Thorne agreed to an annual base salary of  $310,000, which may be increased annually, subject to the Board’s approval. He will be entitled, upon achieving certain objectives set forth in a mutually agreed upon annual performance agreement, to an annual bonus in an amount to be determined by the Board not to exceed 50% of his base salary. Mr. Thorne is additionally entitled to certain severance benefits pursuant to his offer letter, the terms of which are described under “Potential Payments upon Termination or Change in Control.”

Outstanding Equity Awards at 2018 Year-End
The following table provides information regarding outstanding stock options and unvested stock awards held by each of our named executive officers as of December 31, 2018.
	Stock Awards
Names	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: number of unearned shares, units or other rights that have not vested (#)	Equity Incentive Plan Awards: market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Charles A. Bacon, III(2)	45,833	$168,665	67,500	248,400
John T. Jordan, Jr.(3)	10,166	$37,411	16,500	60,720
Kristopher L. Thorne(4)	14,166	$52,131	18,500	68,080

(1)
These amounts are based on the market value of Company shares on December 31, 2018, which was $3.68. In accordance with applicable SEC rules, the 2018 RSUs that vest based on the achievement of financial performance-based conditions (as noted below) are reported at the threshold level of performance in the table (representing 50% of the target level of performance shown for each individual award in footnotes 2, 3 and 4 below) and the 2018 RSUs that vest based on the achievement of market performance-based conditions (as noted below) are reported assuming this award was fully earned.

(2)
The shares reported above for Mr. Bacon are scheduled to vest based on the following conditions: (i) 16,666 of the RSU awards granted on August 30, 2017 are subject to service-based vesting conditions and vest on August 1, 2019, subject to continued employment through the vesting date; (ii) 11,667 of the RSU awards granted on August 30, 2017 are subject to service-based vesting conditions and vest in equal installments on each of January 1, 2019 and January 1, 2020, subject to continued employment through the applicable vesting date; (iii) 17,500 of the RSU awards granted on April 13, 2018 are subject to service-based vesting conditions and vest in equal installments on each of January 1, 2019, January 1, 2020 and January 1, 2021; (iv) 17,500 (counted at target) of the RSU awards are subject to financial performance-based vesting conditions based on a three-year period ending December 31, 2019; (v) 50,000 of the RSU awards are subject to a market performance-based vesting condition, if we achieve a certain weighted average stock price by August 1, 2021; and (vi) 17,500 (counted at target) of the RSU awards are subject to financial performance-based vesting conditions based on a three-year period ending December 31, 2020.

(3)
The shares reported above for Mr. Jordan are scheduled to vest based on the following conditions: (i) 4,166 of the RSU awards granted on August 30, 2017 are subject to service-based vesting conditions and vest on August 1, 2019, subject to continued employment through the vesting date; (ii) 4,000 of the RSU awards granted on August 30, 2017 are subject to service-based vesting conditions and vest in equal installments on each of January 1, 2019 and January 1, 2020, subject to continued employment through the applicable vesting date; (iii) 2,000 of the RSU awards granted on April 13, 2018 are subject to service-based vesting conditions and vest in equal installments on each of January 1, 2019, January 1, 2020 and January 1, 2021, subject to continued employment through the applicable vesting date; (iv) 6,000 (counted at target) of the RSU awards are subject to financial performance-based vesting conditions based on a three-year period ending December 31, 2019; (v) 12,500 of the RSU awards are subject to a market performance-based vesting condition, if we achieve a certain weighted average stock price by August 1, 2021; and (vi) 2,000 (counted at target) of the RSU awards are subject to financial performance-based vesting conditions based on a three-year period ending December 31, 2020.

(4)
The shares reported above for Mr. Thorne are scheduled to vest based on the following conditions: (i) 4,166 of the RSU awards granted on August 30, 2017 are subject to service-based vesting conditions and vest on August 1, 2019, subject to continued employment through the vesting date; (ii) 4,000 of the RSU awards granted on August 30, 2017 are subject to service-based vesting conditions and vest in equal installments on each of January 1, 2019 and January 1, 2020, subject to continued employment through the applicable vesting date; (iii) 6,000 of the RSU awards granted on April 13, 2018 are subject to service-based vesting conditions and vest in equal installments on each of January 1, 2019, January 1, 2020 and January 1, 2021, subject to continued employment through the applicable vesting date; (iv) 6,000 (counted at target) of the RSU awards are subject to financial performance-based vesting conditions based on a three-year period ending December 31, 2019; (v) 12,500 of the RSU awards are subject to a market performance-based vesting condition, if we achieve a certain weighted average stock price by August 1, 2021; and (vi) 6,000 (counted at target) of the RSU awards are subject to financial performance-based vesting conditions based on a three-year period ending December 31, 2020.
Potential Payments Upon Termination or Change in Control
Regardless of the manner in which a named executive officer’s service terminates, each of our named executive officers is entitled to receive amounts earned during his or her term of service, including salary and unused vacation pay. In addition, each of our named executive officers is eligible to receive certain benefits pursuant to the 2016 Plan or his or her agreement with us described above under “Agreements with Our Named Executive Officers,” as summarized below.
Charles A. Bacon, III
Upon termination of Mr. Bacon’s employment, Mr. Bacon may be entitled to certain payments and benefits, depending on the reason for his termination. In the event Mr. Bacon resigns with good reason or the Company terminates Mr. Bacon’s employment for any reason other than cause, Mr. Bacon is entitled to receive (i) severance payments equal to continued payment of his base salary for the longer of one year or the period beginning on the date of termination through the third anniversary of the effective date, and (ii) a prorated portion of any cash bonus payment earned during that year, provided that Mr. Bacon signs and delivers to the Company, and does not revoke, a general release of claims in favor of the Company and certain related parties. In the event Mr. Bacon resigns his employment without good reason, or Mr. Bacon’s employment terminates as a result of his death or disability, Mr. Bacon is entitled to receive the Accrued Obligations (as defined below), provided however, that in the event of Mr. Bacon’s termination by the Company for cause, the Accrued Obligations shall not include any unpaid annual cash bonus for the fiscal year preceding the termination year.
The “Accrued Obligations” include the following: (i) all previously earned and accrued, but unpaid, base salary, for services rendered to the Company on or prior to the date on which the employment period ends; (ii) the annual cash bonus payable for any completed fiscal year, provided that such termination is not due to the Mr. Bacon’s resignation without good reason or by good faith resolution of the Board for cause; and (iii) certain other benefits contemplated by the agreement.
John T. Jordan, Jr.
If Mr. Jordan’s employment is terminated for reasons other than his resignation, death, disability or good cause, he would be entitled to receive (i) severance payments equal to continued payment of his base salary and all health benefits for six months, and (ii) a prorated portion of any annual incentive plan payment earned during that year. Further, if a change in control occurs prior to the second anniversary of Mr. Jordan’s employment, and he is terminated by new ownership other than for his resignation, death, disability or good cause, he will receive: (i) severance payments equal to continued payment of his base salary and all health benefits for twelve months, and (ii) a prorated portion of any annual incentive plan payment earned during that year.
Kristopher L. Thorne
If Mr. Thorne’s employment is terminated for reasons other than his resignation, death, disability or good cause, he would be entitled to receive (i) severance payments equal to continued payment of his base salary and all health benefits for twelve months, and (ii) a prorated portion of any cash bonus payment earned during that year. Further, if a change in control occurs, and Mr. Thorne is involuntarily terminated without good cause, or he terminates his employment for good reason at the time of the change in control or twelve months following the change in control, he will be entitled to receive: (i) severance payments equal to continued payment of his base salary and all health benefits for twelve months, and (ii) a prorated portion of any cash bonus payment earned during that year.
Equity Awards
Assuming the RSUs are assumed or substituted in connection with a Change in Control (as defined in the 2016 Plan), then all RSUs shall be treated as being fully vested if the named executive officer is terminated without cause or for good reason following such Change in Control (for performance-based RSUs, vesting shall be based on actual performance). If the RSUs are not properly assumed or substituted in connection with a Change in Control, then all RSUs shall be treated as being fully vested (for performance-based RSUs, vesting shall be based on actual performance), upon the effective date of the Change in Control.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s common stock as of April 30, 2019, by:
•
each person who is known to us to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock;

•
each named executive officer and each director; and

•
all of the Company’s executive officers and directors as a group.

The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Beneficial ownership of the Company’s common stock is based on 7,643,133 shares of the Company’s common stock issued and outstanding as of April 30, 2019.
Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock. Addresses for the beneficial owners are set forth in the footnotes to the table.
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Percent of Outstanding Common Stock
1347 Investors LLC(2)	2,942,515	35.7%
Larry G. Swets, Jr.(3)	2,955,713	35.9%
Kyle Cerminara(2)	2,942,515	35.7%
Charles A. Bacon, III(4)	453,270	5.8%
Gordon G. Pratt(5)	63,198	*
Norbert W. Young(6)	22,369	*
Kristopher Thorne(7)	13,670	*
John T. Jordan, Jr.	8,974	*
Michael F. McNally	1,776	*
Laurel J. Krzeminski	1,066	*
All executive officers and directors as a group (10 individuals)	3,524,505	41.9%
Division of Investment, Department of Treasury, State of New Jersey(8)	730,000	9.6%
Dimensional Fund Advisors LP(9)	522,440	6.8%

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each individual is 1251 Waterfront Place, Suite 201, Pittsburgh Pennsylvania 15222.

(2)
Represents one hundred percent of the securities held by 1347 Investors LLC (“1347 Investors”), consisting of  (1) 2,343,515 shares of common stock, (ii) 500,000 warrants, each exercisable for one share of common stock at an exercise price of  $15.00 per share (“$15 Exercise Price Warrants”), and (iii) 198,000 warrants, each exercisable for one-half of one share of common stock at an exercise price of  $11.50 per whole share (“Public Warrants”). The managers of 1347 Investors are Larry G. Swets and D. Kyle Cerminara and acting by unanimous consent they exercise voting and dispositive control over the securities held by 1347 Investors. Accordingly, they may be deemed to share beneficial ownership of such securities. The securities held by 1347 Investors are pledged pursuant to loan agreements between 1347 Investors and certain lenders party thereto.

(3)
Represents securities held by 1347 Investors, of which Mr. Swets is a co-manager, as well as 13,198 shares of common stock held individually by Mr. Swets. The securities held by 1347 Investors are pledged pursuant to loan agreements between 1347 Investors and certain lenders party thereto.

(4)
Represents (i) 287,925 shares of common stock, (ii) 66,138 warrants, each exercisable for one share of common stock at an exercise price of  $12.50 per share and (iii) 99,207 warrants, each exercisable for one share of common stock at an exercise price of  $11.50 per share.

(5)
Represents (i) 100,000 warrants, each exercisable to purchase one-half of one share of common stock at an exercise price of  $11.50 per whole share held by Fund Management Group LLC, of which Mr. Pratt is the managing member and controlling equity holder, and (ii) 13,198 shares of common stock held individually by Mr. Pratt.

(6)
Represents (i) 14,098 shares of common stock, (ii) 3,308 warrants, each exercisable for one share of common stock at an exercise price of  $12.50 per share and (iii) 4,963 warrants, each exercisable for one share of common stock at an exercise price of  $11.50 per share.

(7)
Represents (i) 12,119 shares of common stock, (ii) 620 warrants, each exercisable for one share of common stock at an exercise price of  $12.50 per share and (iii) 931 warrants, each exercisable for one share of common stock at an exercise price of  $11.50 per share.

(8)
According to the Schedule 13G/A filed with the SEC on January 31, 2019, the Division of Investment, Department of Treasury, State of New Jersey, holds sole voting power with respect to 730,000 shares of the Company’s common stock and sole dispositive power with respect to 730,000 shares of the Company’s common stock. The business address of Division of Investment, Department of Treasury, State of New Jersey is 50 West State Street, 9th Floor, P.O. Box 290, Trenton, New Jersey 08625-0290.

(9)
According to the Schedule 13G/A filed with the SEC on February 8, 2019, Dimensional Fund Advisors LP (“Dimensional Fund”), holds sole voting power with respect to 522,440 shares of the Company’s common stock and sole dispositive power with respect to 522,440 shares of the Company’s common stock. Dimensional Fund, an investment advisor, furnishes investment advice to four investment companies and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the Company’s common stock that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company’s common stock held by the Funds. However, Dimensional disclaims beneficial ownership of such securities, all of which are owned by the Funds. The business address of Dimensional is Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, including our review of the copies of such reports furnished to us and written representations that no other reports were required during 2018, all Section 16(a) filing requirements were satisfied on a timely basis, except for the following: Charles A. Bacon, III had two late reports relating to four transactions; Gordon G. Pratt had two late reports relating to three transactions; Larry G. Swets had two late reports relating to three transactions; Norbert Young had two late reports relating to three transactions; Michael F. McNally had one late report relating to three transactions; John T. Jordan had two late reports relating to four transactions; Kristopher Thorne had one late report relating to one transaction; and 1347 Investors LLC had one late report relating to two transactions.

PROPOSAL 2

APPROVAL OF LIMBACH HOLDINGS, INC.
AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN
We are asking our stockholders to approve the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan (the “Amended Plan”), which is an amendment and restatement of the Limbach Holdings, Inc. Omnibus Incentive Plan or the 2016 Plan. On July 20, 2016, our stockholders approved the 2016 Plan in connection with the consummation of the Business Combination, and on April 29, 2019, the Board approved the Amended Plan, subject to approval by our stockholders at the Annual Meeting. The adoption of the Amended Plan is necessary to allow us to continue to make our customary annual long-term incentive awards and other equity awards to attract, retain and motivate our officers, key employees and directors and to continue to link the interests of participants to those of the Company’s stockholders.
Key Aspects of the Amended Plan
Share Reserve Increase.   The 2016 Plan provides a range of incentive tools and sufficient flexibility to permit the Compensation Committee to implement it in ways that will make the most effective use of the shares of common stock that the Company’s stockholders authorize for incentive purposes. The Board determined that increasing the shares of common stock reserved for issuance under the 2016 Plan is necessary for the Company to continue to offer a competitive equity incentive program, and thus, the Board approved the Amended Plan, which increases by 350,000 the number of shares of common stock that may be issued pursuant to awards thereunder, subject to approval by our stockholders at the Annual Meeting. On April 23, 2019, the closing price of a share of our common stock reported on Nasdaq was $9.01.
The following table summarizes information regarding awards outstanding and shares of our Common Stock remaining available for grant as of April 30, 2019:
Stock Options Outstanding	n/a
Weighted Average Exercise Price of Stock Options Outstanding	n/a
Weighted Average Remaining Term of Stock Options Outstanding	n/a
Full Value Awards Outstanding (RSUs and PSUs counted at maximum)	613,651 shares
Shares Available for Grant under the 2016 Plan	41,443 shares
Extension of Plan Term.   The Board also approved an extension of the term of the 2016 Plan so that it will now expire on May 30, 2029, the tenth anniversary of the date that stockholders approve the Amended Plan.
Minimum Vesting Provision.   The Amended Plan includes a minimum vesting period for all awards granted thereunder of one year from the date of grant, subject to certain limited exceptions (including an exception for up to 5% of the shares of common stock reserved for issuance under the Amended Plan).
No “Liberal” Share Recycling for Any Awards.   The Amended Plan extends the 2016 Plan’s existing prohibition on the recycling of shares tendered to cover the exercise price or withheld to cover taxes upon the exercise of stock options and stock appreciation rights to any shares tendered or withheld to cover taxes on any awards under the Amended Plan, including restricted shares, restricted stock units, performance-based awards and other stock-based awards.
No Dividends or Dividend Equivalents Paid on Unvested Awards.   To the extent that any award under the Amended Plan contains a right to receive dividends or dividend equivalents while such award remains unvested, such dividends or dividend equivalents will be accumulated and paid once and to the extent that the underlying award vests.
No Repricing of Options or Stock Appreciation Rights.   The Amended Plan prohibits the repricing of stock options and stock appreciation rights and cash buyouts of underwater options and stock appreciation rights without stockholder approval.

Description of the Amended Plan
The principal purposes of the Amended Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants. The Amended Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), nonqualified stock options, stock appreciation rights, restricted shares, restricted stock units, performance-based awards (including performance-based restricted shares and performance units), and other stock or cash-based awards. When considering new grants of share-based or option-based awards, we intend to take into account previous grants of such awards. A summary of the Amended Plan is set forth below. This summary of the Amended Plan is qualified by reference to the full text of the Amended Plan, which has been included as Appendix A and is incorporated by reference herein.
Administration.   The Amended Plan is administered by our Compensation Committee (referred to below as the plan administrator). The plan administrator has the power to determine the terms of the awards granted under the Amended Plan, including the exercise price, the number of shares subject to each award, and the exercisability of the awards. The plan administrator also has full power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the Amended Plan.
Eligible Participants.   Certain employees, directors and consultants are eligible to be granted awards under the Amended Plan, other than incentive stock options, which may be granted only to employees. There are currently approximately 1,750 employees, seven non-employee directors, and 0 consultants who would potentially be eligible to receive awards under the Amended Plan.
Shares Available for Awards; Award Limits.   The Company has reserved 1,150,000 shares of its common stock for issuance under the Amended Plan, which includes 800,000 shares originally reserved under the 2016 Plan and an additional 350,000 shares added pursuant to the Amended Plan. The number of shares issued or reserved pursuant to the Amended Plan will be adjusted by the plan administrator, as they deem appropriate and equitable, as a result of stock splits, stock dividends, and similar changes in our common stock. With respect to any one participant, no more than (i) 400,000 shares of our common stock will be granted in a fiscal year, (ii) $2,000,000 will paid in cash with respect to a performance period of one year, and (iii) $500,000 will be paid in cash with respect to a performance period greater than one year. In addition, the maximum number of shares subject to awards granted during any fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, will not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair market value of such awards for financial reporting purposes).
Any shares of common stock subject to an award under the Amended Plan that, after the effective date thereof, are forfeited, cancelled, settled or otherwise terminated without a distribution of shares of common stock to a participant will thereafter be deemed to be available for awards. However, none of the following shares of common stock will be added back to the shares authorized for grant under the Amended Plan: (i) shares otherwise issuable or issued in respect of an award that are withheld to cover taxes or any applicable exercise price, (ii) shares subject to share-settled stock appreciation rights or options that are exercised, or (iii) shares tendered to exercise outstanding options or other awards or to cover applicable taxes on such awards.
Minimum Vesting Requirement.   Except in the case of substitute awards, awards granted under the Amended Plan will be subject to a minimum vesting period of one year from the date of grant. Notwithstanding the foregoing, the plan administrator may provide that the vesting of an award will accelerate in the event of a participant’s death, disability, retirement or a change in control, and the plan administrator may grant awards covering 5% of the shares of common stock reserved for issuance under the Amended Plan without regard to the minimum vesting provision. The vesting of any unvested awards granted to non-employee directors will be deemed to satisfy the one-year minimum vesting provision if the awards vest on the earlier of the one-year anniversary of the date of grant and the next regular annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting.

Stock Options.   Under the Amended Plan, the plan administrator may grant participants incentive stock options, which qualify for special tax treatment in the United States, as well as non-qualified stock options. Stock options are a variable component of compensation designed to incentivize the participants to grow the Company and to increase the value of our shares. The plan administrator will establish the duration of each option at the time it is granted, with a maximum duration of 10 years (or in the case of a ten percent (10%) stockholder within the meaning of Section 422(b)(6) of the Internal Revenue Code, five years) from the date such option is granted, and may also establish vesting performance requirements that must be met prior to the exercise of options. Stock option grants must have an exercise price that is equal to or greater than the fair market value of our common stock on the date of grant. Stock option grants may include provisions that permit the option holder to exercise all or part of the holder’s vested options, or to satisfy withholding tax liabilities, by tendering shares of our common stock already owned by the option holder with a fair market value equal to the exercise price. Dividends may not be paid on awards of stock options under the Amended Plan.
Stock Appreciation Rights.   The plan administrator may also grant stock appreciation rights, which will be exercisable upon the occurrence of certain contingent events. Stock appreciation rights are a variable component of compensation designed to retain key employees. Stock appreciation rights entitle the holder upon exercise to receive an amount in any combination of cash and shares of our common stock (as determined by the plan administrator) equal in value to the excess of the fair market value of the shares covered by the stock appreciation rights over the exercise price of the right.
Restricted Shares.   The plan administrator may also grant restricted shares, which are awards of our shares of common stock that vest in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine in the award agreement whether the participant will be entitled to vote the restricted shares and/or receive dividends on such shares. Restricted shares are a variable component of compensation also available to retain key employees when deemed appropriate.
Restricted Stock Units.   Restricted stock units represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit grant, we must deliver to the holder of the restricted stock unit, unrestricted shares of our common stock, which will be freely transferable. Restricted stock units are a variable component of compensation also designed to retain key employees when deemed appropriate.
Performance-Based Awards.   Performance-based awards are denominated in shares of our common stock, stock units, or cash, and are linked to the satisfaction of performance criteria established by the plan administrator. Performance-based awards are a variable component of compensation designed to reward key management for achieving annual performance goals. The performance-based criteria applicable to such awards shall be determined by reference to any one or more of the following: earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profit after tax; cash flow; revenue; net revenues; sales; days sales outstanding; scrap rates; income; net income; operating income; net operating income, operating margin; earnings; earnings per share; return on equity; return on investment; return on capital; return on assets; return on net assets; total stockholder return; economic profit; market share; appreciation in the fair market value, book value or other measure of value of our common stock; expense/cost control; working capital; volume/production; new products; customer satisfaction; brand development; employee retention or employee turnover; employee satisfaction or engagement; environmental, health, or other safety goals; individual performance; strategic objective milestones; days inventory outstanding; any other criteria specified by the plan administrator in its sole discretion; or any combination of, or a specified increase in, any of the foregoing.
Other Awards.   In addition to the awards described above, the plan administrator may grant other incentives payable in cash or shares of common stock under the Amended Plan as it deems consistent with the terms of the Amended Plan and subject to such other terms and conditions as it deems appropriate.
Dividends and Dividend Equivalents.   To the extent that any award under the Amended Plan contains a right to receive dividends or dividend equivalents while such award remains unvested, notwithstanding anything in the Amended Plan to the contrary, such dividends or dividend equivalents will be accumulated and paid once and to the extent that the underlying award vests.

Change in Control Provisions.   In connection with the grant of an award, the plan administrator may provide for the treatment of such award in the event of a change in control of the Company, including that, in the event of an involuntary termination of a participant’s employment by the Company in connection with a change in control, any outstanding awards that are unexercisable or otherwise unvested will become fully vested and/or immediately exercisable.
Amendment and Termination.   Our board of directors, or a committee thereof, may alter, amend, modify, or terminate the Amended Plan at any time; provided that the approval of our stockholders will be obtained for any amendment to the Amended Plan that requires stockholder approval under the rules of the stock exchange on which our common stock is then listed or in accordance with other applicable law. In addition, without stockholder approval, to the extent required by the rules of the stock exchange(s) on which the shares of common stock are traded, except as otherwise permitted under the “equitable adjustments” provisions of the Amended Plan, (i) no amendment or modification may reduce the exercise price of any stock option or stock appreciation right, (B) the Compensation Committee may not cancel any outstanding stock option or stock appreciation right and replace it with a new option or stock appreciation right, another award or cash and (iii) the Compensation Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable stock exchange(s). No modification of an award will, without the prior written consent of the participant, impair the rights of a participant under the Amended Plan.
Compliance with Applicable Laws.   We intend for awards granted under the Amended Plan to be designed, granted, and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.
New Plan Benefits Under the Amended Plan.   Future awards under the Amended Plan will be made at the discretion of the plan administrator based on such factors as the plan administrator deems relevant at the time the awards are made.
Summary of Federal Income Tax Consequences
The following is a brief description of the federal income tax treatment that generally applies to Amended Plan awards. The description is based on current federal tax laws, rules and regulations, which are subject to change, and does not purport to be a complete description of the federal income tax aspects of the Amended Plan. A participant may also be subject to state, local and foreign taxes.
Non-Qualified Stock Options.   The grant of a non-qualified stock option will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess, if any, of the then fair market value of the stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options.   The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant if the participant was continuously employed by the Company or an affiliate from the date of the grant of the option until the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled). The excess, if any, of the fair market value of the stock at the time of the exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.
If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the Company will not be entitled to a corresponding deduction. If the holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of  (i) the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. In addition, the participant will recognize capital gain or loss equal to the difference between the amount realized and the value of the shares on the date of exercise.
Stock Appreciation Rights.   The grant of a stock appreciation right will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the amount of cash or the fair market value of the shares paid upon exercise, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of any shares received will be treated as capital gains or losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.
Restricted Stock and Performance-Based Shares.   A grant of restricted stock or performance-based shares will not result in taxable income to the participant at the time of grant, and the Company will not be entitled to a corresponding deduction, assuming that the shares are subject to transferability restrictions and that certain restrictions on the shares constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon vesting, the holder will realize ordinary income in an amount equal to the then fair market value of the vested shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder of restricted stock during the restricted period also will be compensation income to the participant, and the Company will be entitled to a corresponding deduction when the dividends no longer are subject to a substantial risk of forfeiture or become transferable. A participant may be permitted to elect, pursuant to Section 83(b) of the Internal Revenue Code, to have income recognized at the date a restricted stock award or performance share award, as the case may be, is granted and to have the applicable capital gain holding period commence as of that date. In such a case, the Company would be entitled to a corresponding deduction on the date of grant.
Restricted Stock Units.   A grant of restricted stock units (including performance-based restricted stock units) will not result in taxable income to the participant at the time of grant, and the Company will not be entitled to a corresponding deduction. Upon vesting and issuance of the underlying shares, the holder will realize ordinary income in an amount equal to the then fair market value of the issued shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting and issuance. Dividend equivalents paid to the holder of restricted stock units during the restricted period also will be compensation income to the participant, and the Company will be entitled to a corresponding deduction when the dividend equivalents are paid.
Performance Awards and Other Share-Based or Cash-Based Awards.   A grant of a performance award or other stock-based or cash-based award will not result in taxable income to the participant at the time of grant, and the Company will not be entitled to a corresponding deduction. Upon payment of cash or the vesting or issuance of the underlying shares, the participant will realize ordinary income in an amount equal to the cash received or the then fair market value of the issued shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting and issuance.
Deductibility Limit on Compensation in Excess of  $1 Million.   Section 162(m) of the Internal Revenue Code generally limits the deductible amount of total annual compensation paid by a public company to each “covered employee” to no more than $1 million.
Tax Withholding.   As a condition to the delivery of any shares to the recipient of an award, the Company may require the recipient to make arrangements for meeting certain tax withholding requirements in connection with the award.
Importance of Consulting Tax Adviser.   The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award.
Vote Required for Approval
The affirmative vote of holders of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting is required to approve the Amended Plan.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDED PLAN.

PROPOSAL 3

APPROVAL OF THE LIMBACH HOLDINGS, INC.
2019 EMPLOYEE STOCK PURCHASE PLAN
We are asking our stockholders to approve the Limbach Holdings, Inc. 2019 Employee Stock Purchase Plan (the “ESPP”). On April 29, 2019, the Compensation Committee recommended, and the Board adopted, the ESPP, subject to approval by our stockholders at the Annual Meeting. The purpose of the ESPP is to encourage employee stock ownership, thus aligning employee interests with those of our stockholders, and to enhance the ability of the Company to attract, motivate and retain qualified employees. We believe that the ESPP offers a convenient means for our employees who might not otherwise own our common stock to purchase and hold shares.
A copy of the ESPP is included as Appendix B to this Proxy Statement. A more complete understanding of the ESPP’s terms is available by reading the ESPP in its entirety. We are seeking stockholder approval to qualify the ESPP as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code and the related regulations.
Shares Subject to the ESPP
The ESPP covers an aggregate of 500,000 shares of our common stock. If any purchase right under the ESPP terminates, is cancelled or expires without having been exercised in full, the underlying shares that were not purchased will again be available under the ESPP. To prevent dilution or enlargement of the rights of participants under the ESPP, appropriate adjustments will be made if any change is made to our outstanding common stock by reason of any merger, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting our common stock or its value. On April 23, 2019, the closing price of a share of our common stock reported on Nasdaq was $9.01.
ESPP Participants
Generally, all of our employees will be eligible to participate if they are customarily employed by us, or any participating subsidiary, for at least 20 hours per week and more than five months in any calendar year. However, the Administrator (as defined below) has certain discretion to vary the eligibility requirements. Specifically, the Administrator may, prior to an enrollment date for all options granted on such enrollment date in an offering, determine that any of the following is or is not eligible to participate in such offering period: an employee who (i) has not completed at least two years of service (or a lesser period of time determined by the Administrator) since his or her last hire date, (ii) customarily works not more than 20 hours per week (or a lesser period of time determined by the Administrator), (iii) customarily works not more than five months per calendar year (or a lesser period of time determined by the Administrator), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Internal Revenue Code or (v) is a highly compensated employee within the meaning of Section 414(q) of the Internal Revenue Code with compensation above a certain level or is an officer or subject to disclosure requirements under Section 16(a) of the Exchange Act. As of April 12, 2019, we had approximately 1,750 employees who would have been eligible to participate in the ESPP.
However, an employee may not be granted rights to purchase shares of our common stock under the ESPP if such employee immediately after the grant would own capital stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock; or holds rights to purchase shares of our common stock under all of our employee stock purchase plans that accrue at a rate that exceeds $25,000 worth of shares of our common stock for each calendar year.
Administration
The ESPP is administered by the Board or any committee designated by the Board (the “Administrator”). The Administrator has broad power to make determinations under the ESPP, to interpret the terms of the ESPP and to establish rules and regulations for its administration. The Administrator determines whether offers will be made and the beginning and ending dates of the related purchase periods. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, delegate ministerial duties to any of our employees, supply omissions or correct defects in the ESPP, designate separate offerings under the ESPP, designate our subsidiaries and affiliates as participating in the ESPP, determine eligibility, adjudicate all disputed claims filed under the ESPP and establish procedures that it deems necessary for the administration of the ESPP. The Administrator’s findings, decisions and determinations are final and binding on all participants to the full extent permitted by law.
Purchases under the ESPP
The Administrator determines the length of each offering period. An offering period may be not less than one month nor more than 27 months. We anticipate initiating the ESPP with 12-month offering periods, with each offering period having two 6-month purchase periods. The Administrator determines the purchase price at which shares may be purchased by participants, which will not be less than the lesser of 85% of the fair market value per share of the common stock on the first day of the purchase period or 85% of the fair market value per share on the last day of the purchase period. The Administrator determines whether the participants will be subject to any minimum holding period for the shares of common stock purchased under the ESPP. The Administrator currently intends to require a minimum holding period of six months from the end of each applicable purchase period.
Prior to the first day of each offering period, each participant will make an election to participate during the offering period. At the end of each purchase period, the participant will receive a number of shares, determined on the last day of the purchase period, equal to the payroll deductions credited during the purchase period divided by the applicable purchase price, except that no fractional shares may be purchased under the ESPP. We intend to initially set the purchase price at a 15% discount from the lesser of the closing price on the first day of the offering period and the closing price on the purchase date. A participant may not purchase shares with a fair market value greater than $25,000 under the ESPP in any calendar year. The Administrator may, however, modify at its discretion the discount, purchase period, purchase date and other aspects of the ESPP design within the ESPP parameters from time to time.
Participants may purchase shares only by submitting an election form during the election period established by the Administrator prior to the beginning of each offering period, stating the participant’s election to have after-tax payroll deductions made for the purpose of participating in the ESPP. After initial enrollment in the ESPP, payroll deductions will continue from offering period to offering period unless the participant makes another election to terminate his or her payroll deductions, terminates his or her employment with the Company or becomes ineligible to participate in the ESPP. The amounts deducted will be credited to the participant’s account under the ESPP until the purchase date, but we will not pay any interest on the deducted amounts.
Participants may end their participation at any time during an offering period in accordance with the Company’s Insider Trading Policy by submitting to the Company’s stock administration office a written notice of withdrawal in the form determined by the Administrator or by following an electronic or other withdrawal procedure determined by the Administrator. In such case, participants will be paid their accrued contributions that have not yet been used to purchase shares of our common stock. Additionally, participation ends automatically upon termination of employment with us. If sufficient shares are not available in any purchase period under the ESPP, the available shares will be allocated pro rata among the participants in that purchase period in the same proportion that their base compensation bears to the total of the base compensations of all participants for that purchase period. Any amounts not applied to the purchase of common stock will be refunded to the participants after the end of the purchase period without interest.
Restriction on Transfer
The right to acquire shares under the ESPP is not transferable.
Change in Control
If there is a change in control of the Company, each right to purchase shares under the ESPP will be assumed or an equivalent right to purchase shares will be substituted by the successor corporation or a parent or subsidiary of such corporation. If the successor corporation fails to assume or substitute for the

ESPP purchase rights, the Administrator will shorten the offering period covered by such ESPP purchase right by setting a new exercise date on which such offering period will end. The new exercise date will occur before the change in control. The Administrator will notify each participant in writing or electronically prior to the new exercise date, that the exercise date for the participant’s purchase rights has been changed to the new exercise date and the participant’s purchase rights will be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the offering period.
Amendment and Termination of the ESPP
The Administrator has the authority to amend, suspend or terminate the ESPP unless the amendment requires stockholder approval pursuant to Section 423 of the Internal Revenue Code, other applicable laws or stock exchange rules. No amendment or termination will adversely affect any right to purchase shares that has been granted under the ESPP without the consent of the participant. The ESPP shall continue in effect for ten (10) years after the date of stockholder approval.
New Plan Benefits
Participation in the ESPP is entirely within the discretion of the eligible employees. Because we cannot presently determine the participation levels by employee, the rate of contributions by employees and the eventual purchase price under the ESPP, it is not possible to determine the value of benefits which may be obtained by executive officers and other employees under the ESPP. Non-employee directors are not eligible to participate in the ESPP.
Application of Funds
We may use the proceeds from the sale of our common stock pursuant to the ESPP for any corporate purpose.
United States Federal Income Tax Consequences
The following is a summary of the U.S. federal income tax consequences to U.S. taxpayers and the Company of the purchase of shares under the ESPP. This summary does not attempt to describe all possible federal or other tax consequences of such participation nor is it based on particular circumstances. In addition, it does not describe any state, local or non-U.S. tax consequences.
No taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of rights to purchase shares. A participant only will recognize income when the shares acquired under the ESPP are sold or otherwise disposed of.
The tax due upon sale or other disposition of the acquired shares depends on the length of time that the participant holds the shares.
If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period pursuant to which the shares were acquired or within one year after the actual purchase date of those shares, the participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares. The Company will be entitled to a corresponding income tax deduction for the amount of income recognized for the taxable year in which such disposition occurs. The amount of this ordinary income will be added to the participant’s basis in the shares, and any additional gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the shares have been held for more than one year since the date of purchase, the gain or loss will be long-term capital gain.
If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period pursuant to which the shares were acquired and more than one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of  (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or (ii) 15% of the fair market value of the shares on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Alternatively, if the fair market value of the shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. The Company will not be entitled to an income tax deduction with respect to such disposition.
The tax consequences to a participant may vary depending upon the participant’s individual situation. In addition, various state laws may provide for tax consequences that vary significantly from those described above.
Vote Required for Approval
The affirmative vote of holders of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting is required to approve the ESPP.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE ESPP.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information, as of December 31, 2018, concerning the shares of the Company’s common stock that may be issued under our existing equity compensation plan.
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a) (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b) ($)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c) (#)
Equity compensation plans approved by stockholders	499,673(1)	$	—(2)	199,477
Equity compensation plans not approved by stockholders	—		$—	—
Total	499,673		$—	199,477

(1)
Represents 173,087 outstanding restricted stock units and 326,586 outstanding performance-based restricted stock units under the 2016 Plan. Outstanding performance-based restricted stock units are reflected at the maximum payout that may be earned during the relevant performance periods.

(2)
Reflects outstanding restricted stock units and performance-based restricted stock units at a weighted average exercise price of zero.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Crowe LLP (“Crowe”) to continue in its capacity as our independent registered public accounting firm for the fiscal year ending December 31, 2019, and the Board has directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Crowe has audited our financial statements for the years ended December 31, 2018 and 2017.
Neither our bylaws nor other governing documents or law require stockholder ratification of the appointment of Crowe as our independent registered public accounting firm. However, the Board is submitting the appointment of Crowe to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting will be required to ratify the appointment of Crowe. Abstentions will not have any effect on the outcome of this proposal.
Representatives of Crowe are expected to be present at the Annual Meeting via telephone. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Recommendation of our Board
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

AUDIT-RELATED MATTERS
Independent Registered Public Accounting Firm Fees
The following table shows the fees for professional services rendered to us by Crowe for services in respect of the years ended December 31, 2018 and 2017.
	2018	2017
Audit Fees(1)	$748,805	$692,551
Audit-Related Fees(2)	22,131	113,486
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$770,936	$806,037

(1)
Audit fees include fees associated with the annual audit, the review of our quarterly reports on Form 10-Q, and fees related to registration statements.

(2)
Audit-related fees pertain to professional services for assurance and related services that are reasonably related to the performance of the audit of our financial statements and are not reported under “Audit fees.” These services include services and consultations related to the Company’s material weaknesses in internal control, the Company’s IT controls, acquisitions and financial accounting and reporting standards.

(3)
Tax fees included fees for tax advice and tax planning.

(4)
All other fees consist of permitted services other than those that meet the criteria described above.

All fees described above were pre-approved by the Audit Committee.
Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally requires pre-approval of specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of the services other than audit services by Crowe is compatible with maintaining the principal accountant’s independence.
Report of the Audit Committee
The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements for the year ended December 31, 2018 and the independent registered public accounting firm’s assessment of the Company’s internal control over financial reporting. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018.
Respectfully submitted,
AUDIT COMMITTEE
Laurel J. Krzeminski
Larry G. Swets
Michael F. McNally
The material in this report of the Audit Committee is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

RELATED PERSON POLICY AND TRANSACTIONS
Related Person Transactions Policy and Procedures
Our Board has adopted a written related person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy is administered by our Nominating and Corporate Governance Committee and covers any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which the Company was or is to be a participant, the amount involved exceeds $50,000 and in which a related person had or will have a direct or indirect material interest. While the policy covers related person transactions in which the amount involved exceeds $50,000, the policy states that related person transactions in which the amount involved exceeds $120,000 are required to be disclosed in applicable filings as required by the Securities Act, Exchange Act, and related rules. Our Board set the threshold for approval of related person transactions in the policy at an amount lower than that which is required to be disclosed under the Securities Act, Exchange Act, and related rules because we believe that it is appropriate for the Nominating and Corporate Governance Committee to review transactions or potential transactions in which the amount involved exceeds $50,000, as opposed to $120,000. Pursuant to this policy, our Nominating and Corporate Governance Committee, among other things, (i) reviews the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, and (ii) takes into account the conflicts of interest and corporate opportunity provisions of our code of business conduct and ethics. Management presents to our Nominating and Corporate Governance Committee each proposed related person transaction, including all relevant facts and circumstances relating thereto, and updates the Nominating and Corporate Governance Committee as to any material changes to any related person transaction. All related person transactions may only be consummated if our Nominating and Corporate Governance Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. Certain types of transactions are excluded by our Nominating and Corporate Governance Committee under the policy. These excluded transactions include: (i) certain compensation arrangements; (ii) transactions in the ordinary course of business where the related party’s interest arises only (a) from his or her position as a director of another entity that is party to the transaction, (b) from an equity interest of less than 5% in another entity that is party to the transaction, or (c) from a limited partnership interest of less than 5%, subject to certain limitations; and (iii) transactions in the ordinary course of business where the interest of the related party arises solely from the ownership of a class of our equity securities where all holders of such class of equity securities will receive the same benefit on a pro rata basis. No director will be permitted to participate in the approval of a related person transaction for which he or she is a related party.
Related Person Transactions
Other than as described below, during 2018 and 2017, the Company did not enter into any related person transactions.
Preferred Stock Repurchases
In connection with the closing of the Business Combination, we issued 400,000 shares of Preferred Stock to 1347 Investors, a significant stockholder of the Company, for a purchase price of  $25.00 per share, or $10 million in the aggregate. On July 14, 2017, we entered into a preferred stock repurchase agreement with the 1347 Investors, pursuant to which we purchased from 1347 Investors a total of 120,000 shares of our Preferred Stock, for an aggregate sum of  $4,092,153 in cash. On January 12, 2018, we purchased the remaining 280,000 shares of our Preferred Stock from 1347 Investors for an aggregate sum of  $9,974,000, including accrued dividends associated with the partial repurchase.
Registration Rights Agreement
In connection with the closing of the Business Combination, we entered into an amended and restated registration rights agreement, dated July 20, 2016, by and among the Company, 1347 Investors and EarlyBirdCapital, Inc., as amended on October 11, 2016 and as further amended on November 23, 2016, whereby we agreed to register the offer and sale from time to time, separately or together, of shares of our common stock issued pursuant to the Business Combination, shares of our common stock underlying the warrants and Preferred Stock issued in connection with the Business Combination, shares of our common stock issued in a private placement prior to and concurrently with our initial public offering, and shares of our common stock underlying the Sponsor Warrants and $15 Exercise Price Warrants. The holders of these securities also have certain “piggy-back” registration rights with respect to registration statements we file, subject to certain limitations. In connection with these obligations, we filed registration statements on Form S-3 (File Nos. 333-218480 and 333-220265), which have been declared effective. We are required under the terms of the amended and restated registration rights agreement to use our reasonable best efforts to keep these resale registration statements effective under the Securities Act at all times and to take all such other actions as are reasonably necessary to ensure that there is an effective “shelf” registration statement containing a prospectus that remains current covering (and to qualify under required U.S. state securities laws, if any) the offer and sale of all Registrable Securities (as defined in the amended and restated registration rights agreement) by the holders thereof on a continuous basis pursuant to Rule 415 of the Securities Act.

OTHER MATTERS
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker or us. Direct your written request to our General Counsel at 1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222. Stockholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
Electronic Access to Proxy Statement and Annual Report
This Proxy Statement and the Annual Report are available on the Company’s website at www.limbachinc.com under “Investor Relations.” Instead of receiving paper copies of the Annual Report and Proxy Statement in the mail, stockholders can elect to receive an e-mail that will provide an electronic link to these documents. Choosing to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.
Stockholders of Record.   Stockholders of record can choose to receive materials electronically by following the instructions provided if voting over the Internet or by telephone.
If you choose to receive future proxy statements and annual reports over the Internet, you will receive an e-mail next year with instructions containing the Internet address of those materials and the electronic link to the proxy voting site. The election will remain in effect until you write or call the Company’s Investor Relations Department and tell us otherwise.
Beneficial Owners.   If you hold your shares in a brokerage account, you may also have the ability to receive copies of the Annual Report and Proxy Statement electronically. Please check the information provided in the proxy materials sent to you by your bank, broker or other holder of record regarding the availability of electronic delivery.
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.
By Order of the Board of Directors,

/s/ Charles A. Bacon, III

Charles A. Bacon, III
President, Chief Executive Officer and Director
April 30, 2019

APPENDIX A
LIMBACH HOLDINGS, INC.
AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN
Section 1. General.
The name of the Plan is the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan (the “Plan”). The Plan intends to: (a) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (b) give Participants an incentive for excellence in individual performance; (c) promote teamwork among Participants; and (d) give the Company a significant advantage in attracting and retaining key Employees, Directors and Consultants. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance-Based Awards (including performance-based Restricted Shares and Restricted Stock Units), Other Share Based Awards, Other Cash-Based Awards or any combination of the foregoing.
Section 2. Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 of the Plan.
(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.
(c) “Approval Date” means the date on which the Plan is approved by the Company’s stockholders.
(d) “Articles of Incorporation” means the articles of incorporation of the Company, as amended and/or restated from time to time.
(e) “Automatic Exercise Date” means, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable term of the Option pursuant to Section 7(d) or the Stock Appreciation Right pursuant to Section 8(f).
(f) “Award” means any Option, Stock Appreciation Right, Restricted Share, Restricted Stock Unit, Performance-Based Award, Other Share Based Award or Other Cash-Based Award granted under the Plan.
(g) “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award. Evidence of an Award may be in written or electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant. Any Shares that become deliverable to the Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book-entry form in the name of the Participant.
(h) “Bylaws” means the bylaws of the Company, as may be amended and/or restated from time to time.
(i) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(j) “Board” means the Board of Directors of the Company.
(k) “Cause” shall have the meaning assigned to such term in any Company or Affiliate employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define “Cause,” Cause means (i) the refusal or neglect of the Participant to perform substantially his or her employment related duties, (ii) the Participant’s personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) the Participant’s indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his or her willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment which in no way adversely affects the Company and its Subsidiaries or their reputation or the ability of the Participant to perform his or her employment related duties or to represent the Company or any Subsidiary of the Company that employs such Participant), (iv) the Participant’s failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or any of its Subsidiaries or (v) the Participant’s material breach of any written covenant or agreement with the Company or any of its Subsidiaries not to disclose any information pertaining to the Company or such Subsidiary or not to compete or interfere with the Company or such Subsidiary.
(l) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) extraordinary dividend (whether in the form of cash, Common Stock or other property), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) payment of any other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 of the Plan is appropriate.
(m) “Change in Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:
(i) any Person, other than (A) 1347 Investors LLC, EarlyBirdCapital, Inc., FdG HVAC LLC, Limbach Management Holding Company LLC, Marathon Special Opportunity Master Fund, Ltd. or Charles A. Bacon III or their respective Affiliates and successors, or (B) the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or
(ii) the following individuals cease for any reason to constitute a majority of the number of Directors then serving on the Board: individuals who, during any period of two (2) consecutive years, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2∕3) of the Directors then still in office who either were Directors at the beginning of the two (2) year period or whose appointment, election or nomination for election was previously so approved or recommended; or
(iii) there is consummated a merger or consolidation of the Company or any Subsidiary thereof with any other corporation, other than a merger or consolidation (A) that results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or
(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s and all of the Company’s Subsidiaries’ assets (determined on a consolidated basis), other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

For each Award that constitutes deferred compensation under Code Section 409A, a transaction shall constitute a Change in Control only if it also constitutes a “change in control event” under the regulations under Code Section 409A.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of.
(n) “Change in Control Price” shall have the meaning set forth in Section 12 of the Plan.
(o) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(p) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Company’s Articles of Incorporation or Bylaws, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
(q) “Common Stock” means the common stock, par value $0.0001 per share, of the Company.
(r) “Company” means Limbach Holdings, Inc., a Delaware corporation (or any successor corporation, except as the term “Company” is used in the definition of  “Change in Control” above).
(s) “Consultant” means any current or prospective consultant or independent contractor of the Company or an Affiliate thereof, in each case, who is not an Employee, Executive Officer or non-employee Director.
(t) “Disability” shall have the meaning assigned to such term in any individual employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define “Disability,” Disability means, with respect to any Participant, that such Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees of the Company or an Affiliate thereof.
(u) “Director” means any individual who is a member of the Board on or after the Effective Date.
(v) “Effective Date” shall have the meaning set forth in Section 20 of the Plan.
(w) “Eligible Recipient” means: (i) an Employee; (ii) a non-employee Director; or (iii) a Consultant, in each case, who has been selected as an eligible recipient under the Plan by the Administrator; provided, that any Awards granted prior to the date an Eligible Recipient first performs services for the Company or an Affiliate thereof will not become vested or exercisable, and no Shares shall be issued or other payment made to such Eligible Recipient with respect to such Awards, prior to the date on which such Eligible Recipient first performs services for the Company or an Affiliate thereof. Notwithstanding the foregoing, to the extent required to avoid the imposition of additional taxes under Code Section 409A, “Eligible Recipient” means: an (1) Employee; (2) a non-employee Director; or (3) a Consultant, in each case, of the Company or a Subsidiary thereof, who has been selected as an eligible recipient under the Plan by the Administrator.
(x) “Employee” shall mean any current or prospective employee of the Company or an Affiliate thereof, as described in Treasury Regulation Section 1.421-1(h), including an Executive Officer or Director who is also treated as an employee.

(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(z) “Executive Officer” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of the Company.
(aa) “Exercise Price” means, with respect to any Award under which the holder may purchase Shares, the price per share at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award.
(bb) “Fair Market Value” as of a particular date shall mean: (i) if the Common Stock is admitted to trading on a national securities exchange, the fair market value of a Share on any date shall be the closing sale price reported for such share on such exchange on such date or, if no sale was reported on such date, on the last day preceding such date on which a sale was reported; (ii) if the Shares are not then listed on a national securities exchange, the average of the highest reported bid and lowest reported asked prices for the Shares as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market; or (iii) whether or not the Shares are then listed on a national securities exchange or traded in an over-the-counter market or the value of such Shares is not otherwise determinable, such value as determined by the Committee in good faith and in a manner not inconsistent with the regulations under Code Section 409A.
(cc) “Free Standing Rights” shall have the meaning set forth in Section 8(a) of the Plan.
(dd) “Incentive Stock Option” means an Option that is intended to satisfy the requirements applicable to and to be treated as an “incentive stock option” described in Code Section 422.
(ee) “Nonqualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.
(ff) “Option” means an option to purchase Shares granted pursuant to Section 7 of the Plan.
(gg) “Other Cash-Based Award” means a cash Award granted to a Participant under Section 11 of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.
(hh) “Other Share Based Award” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.
(ii) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 of the Plan, to receive grants of Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Share Based Awards, Other Cash-Based Awards or any combination of the foregoing, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be, solely with respect to any Awards outstanding at the date of the Eligible Recipient’s death.
(jj) “Performance-Based Award” means any Award granted under the Plan that is subject to one or more Performance Goals. Any dividends or dividend equivalents payable or credited to a Participant with respect to any unvested Performance-Based Award shall be subject to the same Performance Goals as the Shares or units underlying the Performance-Based Award.
(kk) “Performance Goals” means performance goals based on one or more of the following criteria: (i) earnings before interest and taxes; (ii) earnings before interest, taxes, depreciation and amortization; (iii) net operating profit after tax; (iv) cash flow; (v) revenue; (vi) net revenues; (vii) sales; (viii) days sales outstanding; (ix) scrap rates; (x) income; (xi) net income; (xii) operating income; (xiii) net operating income; (xiv) operating margin; (xv) earnings; (xvi) earnings per share; (xvii) return on equity; (xviii) return on investment; (xix) return on capital; (xx) return on assets; (xxi) return on net assets; (xxii) total shareholder return; (xxiii) economic profit; (xxiv) market share; (xxv) appreciation in the fair market value, book value or other measure of value of the Company’s Common Stock; (xxvi) expense or cost control; (xxvii) working capital; (xxviii) volume or production; (xxix) new products; (xxx) customer satisfaction; (xxxi) brand development; (xxxii) employee retention or employee turnover; (xxxiii) employee satisfaction or engagement; (xxxiv) environmental, health or other safety goals; (xxxv) individual performance; (xxxvi) strategic objective milestones; (xxxvii) days inventory outstanding; (xxxviii) any other criteria specified by the Administrator in its sole discretion; and (xxxix) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). At the time such an Award is granted, the Committee may specify any reasonable definition of the Performance Goals it uses. Such definitions may provide for equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or an Affiliate thereof or the financial statements of the Company or an Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be unusual in nature, infrequent in occurrence or unusual in nature and infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.
(ll) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
(mm) “Related Rights” shall have the meaning set forth in Section 8(a) of the Plan.
(nn) “Restricted Shares” means an Award of Shares granted pursuant to Section 9 of the Plan subject to certain restrictions that lapse at the end of a specified period or periods.
(oo) “Restricted Stock Unit” means a notional account established pursuant to an Award granted to a Participant, as described in Section 10 of the Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable in cash or in Shares (as specified in the Award Agreement). The Restricted Stock Units awarded to the Participant will vest according to the time-based criteria or Performance Goals criteria, and vested Restricted Stock Units will be settled at the time(s), specified in the Award Agreement.
(pp) “Restricted Period” means the period of time determined by the Administrator during which an Award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(qq) “Retirement” means a termination of a Participant’s employment, other than for Cause and other than by reason of death or Disability, on or after the attainment of age 65.
(rr) “Rule 16b-3” shall have the meaning set forth in Section 3(a) of the Plan.
(ss) “Shares” means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.
(tt) “Stock Appreciation Right” means the right pursuant to an Award granted under Section 8 of the Plan to receive an amount equal to the excess, if any, of  (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.
(uu) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of the Company within the meaning of Code Section 424(f).
(vv) “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
Section 3. Administration.
(a) The Plan shall be administered by the Administrator in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.
(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(i) to select those Eligible Recipients who shall be Participants;
(ii) to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Share Based Awards, Other Cash-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;
(iii) to determine the number of Shares to be covered by each Award granted hereunder;
(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including, but not limited to, (A) the restrictions applicable to Restricted Shares and Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Shares and Restricted Stock Units shall lapse, (B) the Performance Goals and periods applicable to Awards, if any, (C) the Exercise Price of each Award, (D) the vesting schedule applicable to each Award, (E) the number of Shares subject to each Award and (F) subject to the requirements of Code Section 409A (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards;
(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units or Other Share Based Awards, Other Cash-Based Awards or any combination of the foregoing granted hereunder;
(vi) to determine the Fair Market Value;
(vii) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of Awards granted under the Plan;
(viii) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and
(ix) to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
(c) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, or any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.
Section 4. Shares Reserved for Issuance Under the Plan and Limitations on Awards.
(a) Subject to Section 5 of the Plan, the number of Shares that are reserved and available for issuance pursuant to Awards granted under the Plan is 1,150,000. The maximum number of Shares that may be issued pursuant to Options intended to be Incentive Stock Options is eight-hundred thousand (800,000).
(b) The aggregate Awards granted during any fiscal year to any Participant shall not exceed, subject to adjustment as provided in Section 5 of the Plan: (i) is four-hundred thousand (400,000) Shares subject to Options or Stock Appreciation Rights, (ii) is four-hundred thousand (400,000) Shares subject to Restricted Shares, Restricted Stock Units or Other Share Based Awards (other than Stock Appreciation Rights), and (iii) two million dollars ($2,000,000) with respect to Other Cash-Based Awards with a Restricted Period of one (1) year and five-hundred thousand dollars ($500,000) with respect to Other Cash-Based Awards with a Restricted Period greater than one (1) year. Notwithstanding the foregoing, the maximum number of Shares subject to Awards granted during any fiscal year to any non-employee Director, taken together with any cash fees paid to such non-employee Director during the fiscal year, shall not exceed five-hundred thousand dollars ($500,000) in total value (calculating the value of any such Awards based on the grant date Fair Market Value of such Awards for financial reporting purposes).
(c) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Any Shares subject to an Award under the Plan that, after the Effective Date, are forfeited, canceled, settled or otherwise terminated without a distribution of Shares to a Participant will thereafter be deemed to be available for Awards. In applying the immediately preceding sentence, if  (i) Shares otherwise issuable or issued in respect of, or as part of, any Award are withheld to cover taxes or any applicable Exercise Price, such Shares shall be treated as having been issued under the Plan and shall not be available for issuance under the Plan, and (ii) any Share-settled Stock Appreciation Rights or Options are exercised, the aggregate number of Shares subject to such Stock Appreciation Rights or Options shall be deemed issued under the Plan and shall not be available for issuance under the Plan. In addition, Shares tendered to exercise outstanding Options or other Awards or to cover applicable taxes on any Awards shall not be available for issuance under the Plan.
(d) Except in the case of Substitute Awards granted pursuant to Section 4(e) and subject to the following sentence, Awards granted under the Plan shall be subject to a minimum vesting period of one (1) year. Notwithstanding the foregoing, (i) the Committee may provide that the vesting of an Award shall accelerate in the event of the Participant’s death, Disability, or Retirement, or the occurrence of a Change in Control, and (ii) the Committee may grant Awards covering five percent (5%) or fewer of the total number of Shares authorized under the Plan without respect to the above-described minimum vesting requirement. Notwithstanding the foregoing, with respect to Awards to non-employee Directors, the vesting of such Awards will be deemed to satisfy the one (1) year minimum vesting requirement to the extent that the Awards vest on the earlier of the one (1) year anniversary of the date of grant and the next annual meeting of the Company’s stockholders that is at least fifty (50) weeks after the immediately preceding year’s annual meeting.
(e) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. In the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided, that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.
(f) In the event that the Company or an Affiliate thereof consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Directors in account of such transaction may be granted Substitute Awards in substitution for awards granted by their former employer, and any such substitute Options or Stock Appreciation Rights may be granted with an Exercise Price less than the Fair Market Value of a Share on the grant date thereof; provided, however, the grant of such substitute Option or Stock Appreciation Right shall not constitute a “modification” as defined in Code Section 424(h)(3) and the applicable Treasury regulations.
Section 5. Equitable Adjustments.
In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of Shares reserved for issuance under the Plan and the maximum number of Shares that may be subject to Awards granted to any Participant in any calendar or fiscal year, (ii) the kind, number and Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan; provided, however, that any such substitution or adjustment with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A, and (iii) the kind, number and purchase price of Shares subject to outstanding Restricted Shares or Other Share Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any. Notwithstanding anything contained in the Plan to the contrary, any adjustment with respect to an Incentive Stock Option due to an adjustment or substitution described in this Section 5 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be disqualified as an incentive stock option for purposes of Code Section 422. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.
Section 6. Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients.
Section 7. Options.
(a) General. The Committee may, in its sole discretion, grant Options to Participants. Solely with respect to Participants who are Employees, the Committee may grant Incentive Stock Options, Nonqualified Stock Options or a combination of both. With respect to all other Participants, the Committee may grant only Nonqualified Stock Options. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall specify whether the Option is an Incentive Stock Option or a Nonqualified Stock Option and shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. The prospective recipient of an Option shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(b) Limits on Incentive Stock Options. If the Administrator grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Nonqualified Stock Options to the extent required by Code Section 422.
(c) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant; provided, however, that (i) in no event shall the Exercise Price of an Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant, and (ii) no Incentive Stock Option granted to a ten percent (10%) stockholder of the Company’s Common Stock (within the meaning of Code Section 422(b)(6)) shall have an exercise price per share less than one-hundred ten percent (110%) of the Fair Market Value of a Share on such date.
(d) Option Term. The maximum term of each Option shall be fixed by the Administrator, but in no event shall (i) an Option be exercisable more than ten (10) years after the date such Option is granted, and (ii) an Incentive Stock Option granted to a ten percent (10%) stockholder of the Company’s Common Stock (within the meaning of Code Section 422(b)(6)) be exercisable more than five (5) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate. Notwithstanding any contrary provision in this Plan (including without limitation Section 7(h)), if, on the date an outstanding Option would expire, the exercise of the Option, including by a “net exercise” or “cashless” exercise, would violate applicable securities laws or any insider trading policy maintained by the Company from time to time, the expiration date applicable to the Option will be extended, except to the extent such extension would violate Section 409A, to a date that is thirty (30) calendar days after the date the exercise of the Option would no longer violate applicable securities laws or any such insider trading policy.
(e) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
(f) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing. In determining which methods a Participant may utilize to pay the Exercise Price, the Administrator may consider such factors as it determines are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations shall be made by the Administrator at the time of grant and specified in the Award Agreement.

(g) Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 15 of the Plan.
(h) Termination of Employment or Service.
(i) Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate for any reason other than Cause, Retirement, Disability, or death, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The ninety (90) day period described in this Section 7(h)(i) shall be extended to one (1) year after the date of such termination in the event of the Participant’s death during such ninety (90) day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
(ii) Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate on account of Retirement, Disability or the death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
(iii) In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.
(iv) For purposes of determining which Options are exercisable upon termination of employment or service for purposes of this Section 7(h), Options that are not exercisable solely due to a blackout period shall be considered exercisable.
(i) Other Change in Employment Status. An Option may be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status or service of a Participant, as evidenced in a Participant’s Award Agreement.
(j) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Options shall be subject to Section 12 of the Plan.
(k) Automatic Exercise. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Option outstanding on the Automatic Exercise Date with an Exercise Price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 7(f)(i), or (ii) and the Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 15. Unless otherwise determined by the Administrator, this Section 7(k) shall not apply to an Option if the Participant’s employment or service has terminated on or before the Automatic Exercise Date. For the avoidance of doubt, no Option with an Exercise Price per Share that is equal to or greater the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 7(k).
Section 8. Stock Appreciation Rights.
(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates and any Stock Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of Common Stock on the date of grant. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b) Awards; Rights as Stockholder. The prospective recipient of a Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Participants who are granted Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.
(c) Exercisability.
(i) Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(ii) Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan.
(d) Payment Upon Exercise.
(i) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.
(ii) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(iii) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).
(e) Termination of Employment or Service.
(i) Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(ii) Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.
(f) Term.
(i) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(ii) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
(g) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Stock Appreciation Rights shall be subject to Section 12 of the Plan.
(h) Automatic Exercise. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Stock Appreciation Right outstanding on the Automatic Exercise Date with an Exercise Price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. The Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 15. Unless otherwise determined by the Administrator, this Section 8(h) shall not apply to a Stock Appreciation Right if the Participant’s employment or service has terminated on or before the Automatic Exercise Date. For the avoidance of doubt, no Stock Appreciation Right with an Exercise Price per Share that is equal to or greater the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 8(h).
Section 9. Restricted Shares.
(a) General. Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Shares shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares; the Restricted Period, if any, applicable to Restricted Shares; the Performance Goals (if any) applicable to Restricted Shares; and all other conditions of the Restricted Shares. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares in accordance with the terms of the grant. The provisions of the Restricted Shares need not be the same with respect to each Participant.
(b) Awards and Certificates. The prospective recipient of Restricted Shares shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided in Section 9(c) of the Plan, (i) each Participant who is granted an award of Restricted Shares may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award.
The Company may require that the stock certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.
Notwithstanding anything in the Plan to the contrary, any Restricted Shares (whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.
(c) Restrictions and Conditions. The Restricted Shares granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or thereafter:
(i) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.

(ii) Except as provided in Section 17 of the Plan or in the Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period. In the Administrator’s discretion and as provided in the applicable Award Agreement, a Participant may be entitled to dividends or dividend equivalents on an Award of Restricted Shares, which will be payable in accordance with the terms of such grant as determined by the Administrator. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares, except as the Administrator, in its sole discretion, shall otherwise determine.
(iii) The rights of Participants granted Restricted Shares upon termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Shares shall be subject to Section 12 of the Plan.
Section 10. Restricted Stock Units.
(a) General. Restricted Stock Units may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock Units shall be made; the number of Restricted Stock Units to be awarded; the Restricted Period, if any, applicable to Restricted Stock Units; the Performance Goals (if any) applicable to Restricted Stock Units; and all other conditions of the Restricted Stock Units. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock Units in accordance with the terms of the grant. The provisions of Restricted Stock Units need not be the same with respect to each Participant.
(b) Award Agreement. The prospective recipient of Restricted Stock Units shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(c) Restrictions and Conditions. The Restricted Stock Units granted pursuant to this Section 10 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Code Section 409A, thereafter:
(i) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.
(ii) Participants holding Restricted Stock Units shall have no voting rights. A Restricted Stock Unit may, at the Administrator’s discretion, carry with it a right to dividend equivalents. Such right would entitle the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. The Administrator, in its discretion, may grant dividend equivalents from the date of grant or only after a Restricted Stock Unit is vested.
(iii) The rights of Participants granted Restricted Stock Units upon termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d) Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units shall be made to Participants in the form of Shares, unless the Administrator, in its sole discretion, provides for the payment of the Restricted Stock Units in cash (or partly in cash and partly in Shares) equal to the value of the Shares that would otherwise be distributed to the Participant.

(e) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Stock Units shall be subject to Section 12 of the Plan.
Section 11. Other Share Based or Cash-Based Awards.
(a) The Administrator is authorized to grant Awards to Participants in the form of Other Share Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Common Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action.
(b) The prospective recipient of an Other Share-Based Award or Other Cash-Based Award shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(c) Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Other Share-Based Awards and Other Cash-Based Awards shall be subject to Section 12 of the Plan.
Section 12. Change in Control.
The Administrator may provide in the applicable Award Agreement that an Award will vest on an accelerated basis upon the Participant’s termination of employment or service in connection with a Change in Control or upon the occurrence of any other event that the Administrator may set forth in the Award Agreement. If the Company is a party to an agreement that is reasonably likely to result in a Change in Control, such agreement may provide for: (i) the continuation of any Options and Stock Appreciation Rights by the Company, if the Company is the surviving corporation; (ii) the assumption of any Options and Stock Appreciation Rights by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any Options and Stock Appreciation Rights, provided, however, that any such assumption or substitution with respect to Options and Stock Appreciation Rights under the foregoing clauses (ii) or (iii) shall occur in accordance with the requirements of Code Section 409A and 424, when applicable; or (iv) settlement of any Options and Stock Appreciation Rights for the Change in Control Price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the Change in Control Price or if the Administrator determines that Award cannot reasonably become vested pursuant to its terms, such Options and Stock Appreciation Rights shall terminate and be canceled. To the extent that Restricted Shares, Restricted Stock Units or other Awards (other than Options and Stock Appreciation Rights) settle in Shares in accordance with their terms upon a Change in Control, such Shares shall be entitled to receive as a result of the Change in Control transaction the same consideration as the Shares held by stockholders of the Company as a result of the Change in Control transaction. For purposes of this Section 12, “Change in Control Price” shall mean the Fair Market Value of a Share upon a Change in Control. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in good faith by the Administrator.
Section 13. Amendment and Termination.
(a) The Board or the Committee may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent.
(b) Notwithstanding the foregoing, (i) approval of the Company’s stockholders shall be obtained to increase the aggregate Share limit and annual Award limits described in Section 4 and for any amendment that would require such approval in order to satisfy the requirements of Code Section 422, if applicable, any rules of the stock exchange on which the Common Stock is traded or other applicable law, and (ii) without stockholder approval to the extent required by the rules of any applicable national securities exchange or inter-dealer quotation system on which the Shares are listed or quoted, except as otherwise permitted under Section 5 of the Plan, (A) no amendment or modification may reduce the Exercise Price of any Option or Stock Appreciation Right, (B) the Committee may not cancel any outstanding Option or Stock Appreciation Right and replace it with a new Option or Stock Appreciation Right, another Award or cash and (C) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system.
(c) Subject to the terms and conditions of the Plan and Code Section 409A, the Administrator may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised).
(d) Notwithstanding the foregoing, no alteration, modification or termination of an Award will, without the prior written consent of the Participant, adversely alter or impair any rights or obligations under any Award already granted under the Plan.
Section 14. Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made or Shares not yet transferred to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 15. Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal, state and/or local income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind, domestic or foreign, required by law or regulation to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state and local taxes, domestic or foreign, to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted shares of Common Stock, in each case, having a value equal to the amount required to be withheld or other greater amount not exceeding the maximum statutory rate required to be collected on the transaction under applicable law, as applicable to the Participant, if such other greater amount would not, as determined by the Committee, result in adverse financial accounting treatment (including in connection with the effectiveness of FASB Accounting Standards Update 2016-09). Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Option or other Award.
Section 16. Dividends; Dividend Equivalents.
Notwithstanding anything in this Plan to the contrary, to the extent that an Award contains a right to receive dividends or dividend equivalents while such Award remains unvested, such dividends or dividend equivalents will be accumulated and paid once and to the extent that the underlying Award vests.
Section 17. Non-United States Employees.
Without amending the Plan, the Administrator may grant Awards to eligible persons residing in non-United States jurisdictions on such terms and conditions different from those specified in the Plan,

including the terms of any award agreement or plan, adopted by the Company or any Subsidiary thereof to comply with, or take advantage of favorable tax or other treatment available under, the laws of any non-United States jurisdiction, as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.
Section 18. Transfer of Awards.
No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.
Section 19. Continued Employment.
The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or an Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
Section 20. Effective Date and Approval Date.
The Plan was originally effective as of July 20, 2016 and the Plan, as amended and restated hereby, will be effective as of May 30, 2019 (the “Effective Date”). The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no Awards will be made under the Plan on or after the tenth anniversary of the Effective Date. No Option that is intended to be an Incentive Stock Option may be granted under the Plan until the Approval Date. If the Approval Date does not occur within twelve (12) months after the Effective Date, then no Options that are intended to be Incentive Stock Options may be granted under the Plan.
Section 21. Code Section 409A.
The intent of the parties is that payments and benefits under the Plan be either exempt from Code Section 409A or comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered consistent with such intent. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided upon a “separation from service” to a Participant who is a “specified employee” shall be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Code Section 409A, shall be construed as a separate identified payment for purposes of Code Section 409A. Nothing contained in the Plan or an Award

Agreement shall be construed as a guarantee of any particular tax effect with respect to an Award. The Company does not guarantee that any Awards provided under the Plan will be exempt from or in compliance with the provisions of Code Section 409A, and in no event will the Company be liable for any or all portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of any Award being subject to, but not in compliance with, Code Section 409A.
Section 22. Erroneously Awarded Compensation.
The Plan and all Awards issued hereunder shall be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or to comport with good corporate governance practices, as such policies may be amended from time to time.
Section 23. Governing Law.
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.
Section 24. Plan Document Controls.
The Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided, that in the event of any inconsistency between the Plan and such Award Agreement, the terms and conditions of the Plan shall control.

APPENDIX B

LIMBACH HOLDINGS, INC.
2019 EMPLOYEE STOCK PURCHASE PLAN
1)
Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions. The Company intends for the Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code and the provisions of the Plan will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.

2)
Definitions.

a)
“Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

b)
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

c)
“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

d)
“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

e)
“Board” means the Board of Directors of the Company.

f)
“Change in Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

i)
any Person, other than (A) 1347 Investors LLC, EarlyBirdCapital, Inc., FdG HVAC LLC, Limbach Management Holding Company LLC, Marathon Special Opportunity Master Fund, Ltd. or Charles A. Bacon III or their respective Affiliates and successors, or (B) the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

ii)
the following individuals cease for any reason to constitute a majority of the number of Directors then serving on the Board: individuals who, during any period of two (2) consecutive years, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the two (2) year period or whose appointment, election or nomination for election was previously so approved or recommended; or

iii)
there is consummated a merger or consolidation of the Company or any Subsidiary thereof with any other corporation, other than a merger or consolidation (A) that results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or
iv)
the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s and all of the Company’s Subsidiaries’ assets (determined on a consolidated basis), other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

g)
“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code will include such section, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

h)
“Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

i)
“Common Stock” means the common stock of the Company.

j)
“Company” means Limbach Holdings, Inc., a Delaware corporation, or any successor thereto.

k)
“Compensation” includes an Eligible Employee’s base salary or base hourly wage, but excludes overtime pay, commissions, bonuses and other incentive compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.

l)
“Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

m)
“Designated Company” means any Subsidiary of the Company that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.

n)
“Director” means a member of the Board.

o)
“Eligible Employee” means any individual who is a common law employee providing services to the Company or a Designated Company and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. Notwithstanding the foregoing, the Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not, as applicable, include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Employer whose Eligible Employees are participating in that Offering. Each exclusion will be applied with respect to an Offering in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii).
p)
“Employer” means the employer of the applicable Eligible Employee(s).

q)
“Enrollment Date” means the first Trading Day of an Offering Period.

r)
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

s)
“Exercise Date” means a date on which each outstanding option granted under the Plan will be exercised (except if the Plan has been terminated), as may be determined by the Administrator, in its discretion and on a uniform and nondiscriminatory basis from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date. For purposes of clarification, there may be multiple Exercise Dates during an Offering Period.

t)
“Fair Market Value” means, as of any date, the value of a Share of Common Stock determined as follows:

i)
the Fair Market Value will be the closing sales price for Common Stock as quoted on any established stock exchange or national market system on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator.

ii)
In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.

u)
“Fiscal Year” means a fiscal year of the Company.

v)
“New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

w)
“Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

x)
“Offering Period” means a period beginning on such date as may be determined by the Administrator in its discretion and ending on such Exercise Date as may be determined by the Administrator in its discretion, in each case on a uniform and nondiscriminatory basis. The duration and timing of Offering Periods may be changed pursuant to Sections 4, 19 and 20.

y)
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

z)
“Participant” means an Eligible Employee that participates in the Plan.

aa)
“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
bb)
“Plan” means this Limbach Holdings, Inc. 2019 Employee Stock Purchase Plan.

cc)
“Purchase Period” means the period, as determined by the Administrator in its discretion on a uniform and nondiscriminatory basis, during an Offering Period that commences on the Offering Period’s Enrollment Date and ends on the next Exercise Date, except that if the Administrator determines that more than one Purchase Period should occur within an Offering Period, subsequent Purchase Periods within such Offering Period commence after one Exercise Date and end with the next Exercise Date at such time or times as the Administrator determines prior to the commencement of the Offering Period.

dd)
“Purchase Price” means the price per Share of the Common Stock purchased under any option granted under the Plan as determined by the Administrator from time to time, in its discretion and on a uniform and nondiscriminatory basis for all options to be granted on an Enrollment Date. With respect to any option granted under this Plan, the initial Purchase Price shall not be less than the lesser of 85% of the Fair Market Value of a Share on (i) the Enrollment Date and (ii) the Exercise Date, or such other amount as may be required under Section 423 of the Code.

ee)
“Share” means a share of Common Stock.

ff)
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

gg)
“Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

hh)
“U.S. Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific Treasury Regulation will include such Treasury Regulation, the section of the Code under which such regulation was promulgated, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such Section or regulation.

3)
Eligibility.

a)
Offering Periods. Any Eligible Employee on a given Enrollment Date will be eligible to participate in the Plan, subject to the requirements of Section 5.

b)
Non-U.S. Employees. Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code.

c)
Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

4)
Offering Periods. Offering Periods will expire on the earliest to occur of  (i) the completion of the purchase of Shares on the last Exercise Date occurring within twenty-seven (27) months of the applicable Enrollment Date on which the option to purchase Shares was granted, or (ii) such shorter period as may be established by the Administrator from time to time, in its discretion and on a uniform and nondiscriminatory basis, prior to an Enrollment Date for all options to be granted on such Enrollment Date.

5)
Participation. An Eligible Employee may participate in the Plan by (i) submitting to the Company’s stock administration office (or its designee) a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose or (ii) following an electronic or other enrollment procedure determined by the Administrator, in either case on or before a date determined by the Administrator prior to an applicable Enrollment Date.

6)
Contributions.

a)
At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period in an amount that will be subject to such limits as the Administrator may establish from time to time, in its discretion and on a uniform and nondiscriminatory basis, for all options to be granted on any Enrollment Date. The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

b)
In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day on or prior to the last Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.

c)
All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages of his or her Compensation only. A Participant may not make any additional payments into such account.

d)
A Participant may discontinue his or her participation in the Plan as provided under Section 10. Except as may be permitted by the Administrator, as determined in its sole discretion, a Participant may not change the rate of his or her Contributions during an Offering Period.

e)
Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c), a Participant’s Contributions may be decreased to zero percent (0%) at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 3(c) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

f)
Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Participants to participate in the Plan via cash contributions instead of payroll deductions if  (i) payroll deductions are not permitted under applicable local law, or (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code.

g)
At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of  (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the

Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).
7)
Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of Shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Purchase Period more than a maximum number of Shares of Common Stock determined by the Administrator prior to the first Offering Period, if any (with such number subject to any adjustment pursuant to Section 19) and provided further that such purchase will be subject to the limitations set forth in Sections 3(c) and 13. The Eligible Employee may accept the grant of such option by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of Shares of Common Stock that an Eligible Employee may purchase during each Purchase Period. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.

8)
Exercise of Option.

a)
Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares of Common Stock will be exercised automatically on each Exercise Date, and the maximum number of full Shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional Shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account that are not sufficient to purchase a full Share will be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase Shares hereunder is exercisable only by him or her.

b)
If the Administrator determines that, on a given Exercise Date, the number of Shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of Shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of Shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the Shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the Shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9)
Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of Shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the Shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that Shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of Share transfer. The Company may require that Shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such Shares. No Participant will have any voting, dividend, or other stockholder rights with respect to Shares of Common Stock subject to any option granted under the Plan until such Shares have been purchased and delivered to the Participant as provided in this Section 9.

10)
Withdrawal.

a)
A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time, subject to any limitations imposed by the Administrator and/or by Company policies, by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure determined by the Administrator. All of the Participant’s Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

b)
A Participant’s withdrawal from an Offering Period will not have any effect on his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

11)
Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase Shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated. Unless otherwise provided by the Administrator, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan.

12)
Interest. No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).

13)
Stock.

a)
Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of Shares of Common Stock that will be made available for sale under the Plan will be 500,000 Shares of Common Stock.

b)
Until the Shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an unsecured creditor with respect to such Shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such Shares.

c)
Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as the Participant may elect.

14)
Administration. The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to: (i) construe, interpret and apply the terms of the Plan, (ii) delegate ministerial duties to any of the Company’s employees, (iii) supply omissions or correct defects in the Plan, (iv) designate separate Offerings under the Plan, (v) designate Subsidiaries of the Company as participating in the Plan, (vi) determine eligibility, (vii) adjudicate all disputed claims filed under the Plan and (viii) establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan). Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees residing solely in the U.S. Every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

15)
Designation of Beneficiary.

a)
If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any Shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such Shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

b)
Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

c)
All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

16)
Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17)
Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions. Until Shares of Common Stock are issued, Participants will have only the rights of an unsecured creditor with respect to such Contributions and such Shares.

18)
Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of Shares of Common Stock purchased and the remaining cash balance, if any.

19)
Adjustments, Dissolution, Liquidation, Merger, or Change in Control.

a)
Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.

b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

c)
Change in Control. In the event of a Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation fails to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period will end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date, the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20)
Amendment or Termination.

a)
The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of Shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase Shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12 hereof) as soon as administratively practicable.

b)
Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

c)
In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

i)
amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

ii)
altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;

iii)
shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;

iv)
reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

v)
reducing the maximum number of Shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Participants.
21)
Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22)
Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
23)
Code Section 409A. The Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if any option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that any option to purchase Common Stock under the Plan is compliant with Code Section 409A.
24)
Term of Plan. The Plan will become effective upon approval by the stockholders. It will continue in effect for a term of ten (10) years, unless sooner terminated under Section 20.

25)
Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

26)
Governing Law. The Plan will be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

27)
No Right to Employment. Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or affiliate of the Company, as applicable. Further, the Company or a Subsidiary or affiliate of the Company may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.

28)
Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

29)
Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

LIMBACH HOLDINGS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 29, 2019.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

Please mark your votes like this [X]

PROXY

Election of Class C Directors:

(1) Gordon G. Pratt
(2) Laurel J. Krzeminski

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
☐	☐	☐

***Instruction: To withhold authority to vote for any individual nominee, mark the "For all Except" box above and write that nominee's name on the line provided below.**

____

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**, 2019.**

LIMBACH HOLDINGS, INC.Signature___________________________________ Signature, if held jointly______________________________________ Date_____________, 2019.Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator,attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title assuch. If a partnership, please sign in partnership name by authorized person.Please markyour voteslike this XCONTROL NUMBERPROXYTHE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OFTHE DIRECTOR NOMINEES AND “FOR” PROPOSALS TWO, THREE AND FOUR. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED (1) Gordon G. Pratt(2) Laurel J. Krzeminski1. To elect two Class C Directors to serve on the Company’sBoard of Directors until the 2022 annual meeting of stockholdersand until their successors have been duly elected and qualified.*Instruction: To withhold authority to vote for any individualnominee, mark the “For all Except” box above and write thatnominee’s name on the line provided below.3. Approval of the Limbach Holdings,Inc. 2019 Employee Stock PurchasePlan.4. Ratification of the appointment bythe Audit Committee of Crowe LLPas the Company’s independentregistered public accounting firm forthe Company’s fiscal year endingDecember 31, 2019.2. Approval of the Limbach Holdings,Inc. Amended and Restated OmnibusIncentive Plan.FOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINFORALLWITHHOLDALLFOR ALLEXCEPT*INTERNET/MOBILE –www.cstproxyvote.comUse the Internet to vote your proxy.Have your proxy card available whenyou access the above website. Followthe prompts to vote your shares.PHONE – 1 (866) 894-0536Use a touch-tone telephone to voteyour proxy. Have your proxy card availablewhen you call. Follow the votinginstructions to vote your shares.MAIL – Mark, sign and date your proxycard and return it in the postage-paidenvelope provided.YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailVote by Internet or Telephone - QUICK EAS YPLEASE DO NOT RETURN THE PROXY CARD IF YOUARE VOTING ELECTRONICALLY OR BY PHONE.Your phone or Internet vote authorizes the namedproxies to vote your shares in the same manneras if you marked, signed and returned your proxycard. Votes submitted electronically over theInternet or by telephone must be received by11:59 p.m., Eastern Time, on May 29, 2019.Election of Class C Directors:PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARDPROMPTLY USING THE ENCLOSED ENVELOPE.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED LIMBACH HOLDINGS, INC.PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BO ARD OF DIRECTORSThe undersigned hereby appoints Charles A. Bacon, III and John T. Jordan, Jr., and each ofthem, with full power of substitution and power to act alone, as proxies to vote all the shares ofcommon stock which the undersigned would be entitled to vote if personally present and actingat the Annual Meeting of Stockholders of Limbach Holdings, Inc., to be held on May 30, 2019 at9:00 a.m. Eastern Daylight Time at the offices of Limbach Engineering & Design Services, 301E. Pine Street, Orlando, Florida 32801 and at any adjournments or postponements thereof.THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTEDHEREIN. IF NO SUCH DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILLBE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.(Continued, and to be marked, dated and signed, on the other side)Proxy for the Annual Meeting of Stockholders on May 30, 20 19Solicited on Behalf of the Board of Directors